Exhibit 10.50

   HAMAR II ASSOCIATES, LLC HAMAR II ASSOCIATES, LLC HAMAR II ASSOCIATES, LLC

                                                   214 West Aliso Street
                                 Ojai, Ca. 93023
                                 (805) 646-4276


                                                  November 1, 1997

Saba Petroleum Company
3201 Skyway Drive
Santa Maria, Ca. 93455
         Attention: Mr. Ilyas Chaudhary.

     Re: Behemoth Prospect - Glenn County, California
Gentlemen:

When accepted by Saba Petroleum Company ("SABA") in the manner specified below, this letter will constitute an agreement between SABA and the undersigned, Hamar II Associates, LLC, a limited liability company comprised of Mark A. Nahabedian, Hamm-J, a limited liability company, and Rodney C. Hill ("Hamar") respecting the exploration and development of the captioned prospect.
         Our agreement is as follows:

     Acquisition of Oil and Gas Leases and Prospect AreaAcquisition of Oil and Gas Leases and Prospect AreaAcquisition of Oil and Gas Leases and Prospect Area


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         1. Hamar shall acquire from Black Mountain Oil Company  ("BMOC") all of
BMOC's interest in those oil and gas leases covering the "Prospect Area" being those lands circumscribed by the bordering line on the plat attached hereto as Exhibit A. BMOC has secured leases purporting to cover approximately 75,000 gross acres of land within the Prospect Area and is continuing to secure additional leases within the Prospect Area. To the extent that BMOC acquires other leases within the Prospect Area, such leases will become subject to the terms of this agreement as a result of Hamar's agreement with BMOC. Under such agreement, BMOC will not retain any interest in such leases or in the Prospect Area and any consideration received by it shall come solely from Hamar and not from SABA. Neither Hamar nor BMOC have made or shall make any warranties or
representations   concerning  title,  environmental  conditions,  the  predicted results of drilling or other matters concerning this agreement or the activities to be taken pursuant hereto, it being agreed that SABA shall satisfy itself as to all such matters, save only that Hamar and BMOC shall warrant that the interests assigned to SABA are free from liens and encumbrances created by, through or under either, save as permitted by this agreement.

         2. Hamar shall continue to attempt to acquire leases within the Prospect Area on such terms as it deems acceptable, but will endeavor to acquire leases at a cost of not more than $5 per acre advanced rental and with a royalty burden reserved by the lessor of not more than 1/5 of 8/8 of all oil and gas which may be produced pursuant to the terms of the lease. In addition, Hamar shall endeavor to cause its existing leases to be modified by extending the terms thereof and securing lessor ratifications thereof. Hamar shall continue such efforts until it has acquired leases (or has renewed or extended the terms of leases) covering all of the Prospect Area or until such time as the hereinafter described Test Well has been abandoned as a dry hole. SABA shall refrain from acquiring or attempting to acquire any leases or other oil and gas interests within the
Prospect Area until the expiration of the period established by the Confidentiality Agreement dated September __, 1997 between Hamar and SABA. If the Operating Agreement is effective after such expiration, acquisitions shall be governed by the terms of the Operating Agreement, but in all circumstances, Hamar shall be entitled to receive the overriding royalty described in paragraph 4 hereof.

         3. SABA shall reimburse Hamar or advance to the lessor under each lease acquired, renewed, modified or extended in the Prospect Area, two thirds (2/3rds) of SABA's Participating Interest Share (such 2/3rds reimbursement or advance being referred to as the "Payment") of the cost of acquiring, modifying, renewing, extending or otherwise maintaining (including brokerage costs) each such lease. SABA shall deposit the remaining 1/3rd of its Participating Interest Share (such 1/3rd amount being hereafter referred to as the "Escrow Amount") into an escrow account to be maintained by an independent third party or SABA, whichever Hamar chooses. SABA's Participating Interest Share is defined in paragraph 9 of this letter. Such payment and deposit of the Escrow Amount shall be made within fifteen days after receipt of an invoice from Hamar for the appropriate cost, which invoice shall describe the lease acquired or to be acquired, including the lands purported to be covered thereby, the royalty reserved and other material terms of the lease. To the extent feasible, Hamar shall endeavor to employ the form of lease attached hereto as Exhibit B. Promptly upon recordation of a lease or a memorandum thereof, Hamar shall notify SABA thereof in writing and provide a copy of such lease to SABA.




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         4. The  Nahabedian  Group shall be entitled to receive  together in the aggregate with respect to all oil and gas interests subject to this agreement or hereafter acquired in the Prospect Area during the term of the Operating Agreement, a gross undivided overriding royalty equal to the positive difference between seventy-five percent and the net revenue interest in any leases or interests therein acquired by SABA (but in all cases at least two and one-half percent), all proportionately reduced to the working interest in such lease or interest acquired by SABA. To the extent that a lease or interest therein is conveyed to SABA pursuant to this Agreement, such overriding royalty shall be reserved or excepted, and if SABA should thereafter acquire any leases or interests therein in the Prospect Area during the term of the Operating
Agreement or this agreement, whichever later terminates, it shall make an appropriate recordable conveyance (to the extent that such conveyance has not theretofore been made) thereof to the members of the Nahabedian Group within ten days of SABA's acquisition. The Nahabedian Group consists of Mark A. Nahabedian, Rodney C. Hill, Martin I. Smith, Patrick J. Fazio, Jr., Bradford Johnson, and Sam Briglio. Notwithstanding anything to the contract provided for herein, either expressed or implied, no member of the Nahabedian Group as such shall have any rights under this agreement and the interests in the overriding royalty to be conveyed to each such person shall be determined solely by Hamar, which may, from time to time, vary the interest of one or more such persons in the overriding royalty in any portion of the Contract Area to the extent that a conveyance has not then been made to such person. Hamar agrees to defend, indemnify and hold SABA harmless from any claims or assertions made by any such persons with respect to the overriding royalty, except for SABA's failure to pay the overriding royalty in accordance with the instrument creating the same.


         5. Concurrently with its receipt of the notice given under paragraph 15 of this Agreement, SABA shall pay to Mark A. Nahabedian and Rodney C. Hill, A Professional Corporation, respectively as to eighty-five percent and fifteen percent, an amount equal to SABA's Participating Interest Share of One Hundred Thousand Dollars `($100,000) for geological and other work heretofore done with respect to the Prospect Area. Neither such payment nor this agreement, shall give SABA any interests in or rights to geological, geophysical, interpretive or other data or records of Hamar or any of its affiliates.

         6. SABA shall have earned its interest in the Prospect Area if the Test Well has been drilled to its objective depth and one of the following conditions exist:

         a. If neither SABA, Hamar nor any other working interest owner attempts the completion of the Test Well, SABA shall have participated in and paid its Participating Interest Share of the cost of drilling, testing (not as part of a completion attempt), and abandoning the Test Well as a dry hole and restoring the site of the Test Well

         b. If Hamar or a working interest owner, attempts the completion of the Test Well, SABA shall also have participated as to its Participating Interest Share in the completion attempt and if such well is completed as producible of oil or gas, SABA shall have participated as to its Participating Interest Share in the testing and equipping through the well-head in the case of a gas well and through the installation of temporary tanks in the case of an oil well;

         c. If Hamar or another working interest owner, attempts the completion of the Test Well and it is not productive of oil or gas, SABA shall also have paid its Participating Interest Share of the costs of the completion attempt, abandonment and site restoration;



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         d. If prior to reaching its  Objective  Depth,  if drilling of the Test
         Well is discontinued or the Test Well is abandoned, and Hamar or one of the working interest owners have not elected to attempt the completion of the Test Well, SABA shall have participated as to its Participating Interest Share in the drilling of a Substitute Well.

         7. So long as this agreement shall be in effect and prior to earning its interest as provided in paragraph 6 above, SABA shall pay prior to delinquency its Participating Interest Share of all delay rentals and other amounts required to maintain each oil and gas lease in the Prospect Area in good standing and effect. SABA shall likewise pay to Hamar within fifteen days of receipt of an invoice therefore, SABA's Participating Share of all reasonable cost of all title curative work in respect of the Test Well and the drillsite tract therefore.

         8. Should SABA not earn its Participating Share of leases as provided in this agreement, then within five days of receipt of Hamar's request therefore, SABA shall furnish Hamar with a recordable acquittance of all of SABA's rights under this agreement, in the Prospect Area.

Drilling of the Test WellDrilling of the Test WellDrilling of the Test Well

         9.When used in this agreement, the terms defined in this paragraph 9 shall have the meanings given to them in this paragraph

                  SABA's Participating Interest Share shall mean,

                  a. With respect to the costs referred in paragraphs 2, 3, 5, 6 and 7 thirty percent (30 %) of the cost of the apposite operation;

                  b. Provided that SABA earns its interest as provided in paragraph 6, SABA shall have acquired and be assigned, twenty percent (20%) of all of Hamar's right, title and interest in the Prospect Area, including the Test Well or the Substitute Well, subject to the overriding royalties described in paragraph 4 hereof.

                  Casing Point means, after having run an electric log in a well which has reached its objective depth, the point at which an election is made to attempt to complete the well or abandon the same.


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                  Complete  means,  with respect to a well,  the  performance of
                  such  activities,   including  setting  casing,   perforating,
                  testing, and the installation of such equipment as may be necessary to render such well capable of producing and marketing therefrom oil or gas, and includes the installation of a wellhead and in the case of an oil well, the installation of temporary tanks, separators, treaters, heaters and other surface equipment requisite to market oil in the locale. Operating Agreement means the Operating Agreement attached hereto as Exhibit B.

                  Operator means, with respect to the Test Well or a Substitute therefore, Hamar and means with respect to all operations subsequent to the completion as a producer of the Test Well or a Substitute therefore, Amerada Hess Corporation.

                  Test Well means the exploratory well which is to be drilled in the Prospect Area pursuant to paragraph 5 of this agreement, and includes a Substitute Well therefore.

                  Substitute Well means a well drilled by one or more of the Working Interest Owners or Hamar to the objective depth of and in substitution for the Test Well and which is commenced within thirty days after the abandonment of the Test Well or a permitted substitute for the Substitute Well.

10. Subject to the provisions of sections 15 and 16 of this agreement, SABA agrees to participate in the drilling of the Test Well for oil or gas at a location selected by Hamar in the Prospect Area, which well shall have as its objective depth such depth as Hamar believes to be sufficient to adequately test the Leesville Sandstone Formation of Lower Cretaceous Age, which is believed to underlie the Prospect Area at a depth of approximately 8,000 feet, or such greater depth, not in excess of 9,500 feet, as to which Hamar and at least one other Working Interest Owner in the Test Well, believe based upon information obtained from the well during its drilling is appropriate under the circumstances then prevailing (the "Test Well"). SABA shall participate in the drilling of such well as to its Participating Interest Share of the cost thereof. Attached hereto as Exhibit C is the AFE for the Test Well. If during the drilling of the Test Well, Hamar determines that the accumulated drilling (being exclusively the cost of running the rig, providing mud, chemicals and bits) costs have reached 120% of the AFE cost, Hamar shall notify SABA thereof. SABA shall have twenty-four hours from its receipt of such notice in which to elect one of the following options:

         a. To continue the drilling of the Test Well, in which case SABA's Participating Interest Share of the cost of drilling to the objective depth shall be limited to its Participating Interest Share of 125% of the AFE cost and two-thirds of its Participating Interest Share of any additional drilling costs, or

         b. To discontinue participating in the drilling of the Test Well and to relinquish any potential interest in it and the Prospect Area after having paid its Participating Interest Share of up to and including 125% of the AFE cost of the Test Well.

         11. Attached to this agreement is an Operating Agreement in the form of AAPL Model 610 (1989 Version), including an incorporated Accounting Procedure in the form prepared by the Council of Petroleum Accountants Society. Operation of the Test Well and subsequent operations in the Prospect Area shall be governed by such Operating Agreement, except to the extent that the same may be inconsistent with the provisions of this agreement, in which case the latter shall control. Until such time as SABA shall be entitled to a conveyance of its Participating Interest Share in leases in the Prospect Area, only the provisions of Article I, IV A (first paragraph), B.3, V. C., D., VII, X, XI and XIV shall be applicable.




                  12. Drilling of the Test Well shall be conducted by Hamar, as operator. SABA agrees to advance within fifteen days of SABA's receipt of an invoice therefore, SABA's Participating Interest Share of the AFE cost of drilling the Test Well, which shall include the cost of setting a string of intermediate casing at approximately 6,000 feet.

         13. Upon reaching the Casing Point in the Test Well, Hamar shall notify SABA and the other Working Interest Owners thereof by telephone or facsimile transmission and shall advise SABA of Hamar's recommendation with respect to the attempted completion or abandonment of the Well. Hamar shall provide SABA with a copy of any logs and other information concerning the well reasonably available to Hamar, as specifically requested by SABA. Within twenty-four (24) hours of such notice, SABA shall elect either to attempt to complete the well or relinquish its potential interest in the Test Well and the Prospect Area if one or more of the Working Interest Owners or Hamar attempt the completion of it. Should one or more of the other Working Interest Owners elect not to attempt the Completion of the Test Well, Hamar shall have the exclusive right and option to acquire all or such portion as is available by electing to pay such Working Interest Owner's share of the cost of the Completion attempt.

                  14. If the Test Well fails to reach its objective depth, SABA may propose and cause the drilling within thirty days of the abandonment of the Test Well, of a Substitute Well at a location acceptable to Hamar with Hamar as Operator. If such Substitute Well shall be abandoned, SABA may propose the drilling of a substitute therefore and in like manner may propose the drilling of substitute wells, with the same effect as if each such Substitute Well were the Test Well. If the Test Well or a Substitute Well has been completed as a producer at a depth less than the objective depth, and SABA has paid its share of the cost of completion at such lesser depth and thereafter participates as to its Participating Interest Share in the drilling of a Substitute Well which reaches the objective depth and SABA thereby earns its interest, SABA as of such date shall have earned an interest in the previously completed well. In the event a Test Well or Substitute Well has been completed as a producing well at a depth less than the objective depth and SABA has paid its share of the costs of a completion at such lesser depth, and thereafter does not participate in the drilling of a Substitute Well to the objective depth, then SABA will have earned one-half of the interest specified in paragraph 9.b. in the unit for the producing well down to 100' below total producing depth.

     Other Parties, Conveyance of Interest Earned, MiscellaneousOther Parties, Conveyance of Interest Earned, MiscellaneousOther Parties, Conveyance of Interest Earned, Miscellaneous
         15. Promptly after securing the agreement of other parties which, together with SABA, have agreed to bear one hundred percent of the cost of drilling the Test Well, Hamar shall give SABA written notice of such fact, together with the names and contact person of each such party. Such notice shall also specify the intended date for the commencement of drilling in the ground of the Test Well, which in no event will be greater than 45 days following the date of the notice. If such notice is not given by December 31, 1997, this agreement shall terminate and neither party shall have any liability to the other with respect to this agreement. . Upon receipt of timely notice as provided in this paragraph 15, SABA shall release the Escrow Amount to Hamar and will thereafter pay the full Participating Interest Share (consisting of the Payment and the Escrow Amount) to Hamar. In the event this agreement terminates as provided in this paragraph 15, Hamar may reimburse SABA for the monies paid under paragraphs 3 and 5 above or assign SABA an undivided 2/3rd of its Participating Interest Share in the leases acquired or extended pursuant to paragraph 2 above. In either event, the full value of the proceeds of the escrow account provided for in paragraph 3 above, including interest, will be released or reimbursed, as the case may be, to SABA.

         16. Promptly after the execution of this letter, Hamar shall commence an examination of title to the drillsite tract preparatory to the drilling of the Test Well. Hamar shall furnish to SABA the results of such investigation and any title curative work which may have been undertaken by Hamar as a result thereof. Hamar shall not undertake the drilling of the Test Well at its proposed location unless it has first provided its title information to SABA and SABA, acting as a reasonable non-operator, has approved of title to the drillsite tract.

         17. Provided that SABA has earned its interest in the Prospect Area leases as provided in this agreement, promptly after the completion of the Test Well or the Substitute Well, Hamar shall assign to SABA, the interest in such area earned by SABA hereunder, without warranty of title, save by, through or under Hamar, but subject to the overriding royalties herein described. Such assignment shall be in recordable form.

         18. Provided that SABA shall have earned its interest in the Prospect Area leases as provided in this agreement and a Test Well or Substitute Well has not been completed as productive of oil or gas on the Prospect Area, either party may nominate pursuant to the Operating Agreement the drilling of another well anywhere on the Prospect Area. If a party does not participate in the drilling of such well and elects to go non-consent pursuant to the Operating Agreement, the consenting party will determine the non-consent penalty to be either: (a) surrender to the consenting party all of the non-consenting parties right, title and interest in the four sections of land (approximately 2,560 acres) surrounding the proposed well as delineated on the well proposal, or (b) a 500% penalty with respect to the cost of drilling such well and 100% of the cost of completing and equipping such well. If Hamar shall elect to go non-consent in such well, Hamar shall be subject to a 500% non-consent penalty with respect to the cost of drilling such well and 100% of the cost of completing and equipping such well. In each case, the well must be commenced before this non-consent provision shall apply and only one well may be nominated within sixty days of the drilling of the preceding well. The foregoing provisions shall not affect the overriding royalty held by the Nahabedian Group.

         19. Except as otherwise specifically provided in this agreement, all communications shall be given by written instrument sent by U.S. Postal Service, postage prepaid, registered or certified, return receipt requested, by facsimile transmission, confirmation requested, by commercial overnight carrier or personally delivered and directed as follows:

                                    If to Hamar:

                           Hamar II Associates, LLC
                           214 West Aliso Street
                           Ojai, California 93023
                           Facsimile: (805) 646-3476

                              With a copy to:

                           Rodney C. Hill, Esq.
                           2010 Birnam Wood Drive
                           Santa Barbara, California 93108
                           Facsimile: (805) 565-5884

                              If to SABA:

                           Mr. Ilyas Chaudhary
                           Saba Petroleum Company
                           3201 Skyway Drive
                           Santa Maria, California 93455
                           Facsimile: (805) 347-1072

or at such other addresses as may have been specified by like notices. All notices shall be effective, (i) upon receipt, if personally or overnight carrier delivered, (ii) five (5) business days after deposit in the post as aforesaid, and (iii) immediately upon receipt of confirmation from the receiving machine if by facsimile transmission.

         20. In any action or proceeding arising out of or related to this Agreement or any agreement executed pursuant hereto, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses from the non-prevailing party. This agreement shall be governed by the laws of the State of California, without regard to principles of conflict of laws.



         21. Mark A. Nahabedian, Rodney C. Hill, Rodney C. Hill, A Professional Corporation and Hamm-J have signed this agreement solely for purpose of expressing their respective consents to this agreement. Neither of such signatories assumes any personal liability or obligation, or shall derive individually any rights, under this agreement.


         22. SABA is advised that Hamar intends to enter into an agreement substantially the same as this with Amerada Hess Corporation covering a portion of the interest retained by Hamar in the Prospect Area. SABA agrees that to the extent that such company acquires a portion of the interest retained by Hamar under this agreement, such company may exercise separately any elections possessed by Hamar hereunder and that the interest of such company shall be deemed to be a distinct holding separate from that of Hamar. A provision substantially identical to this one will be included in the agreement with Amerada Hess Corporation providing that SABA's interest is separate and distinct from that of Hamar.

     If the foregoing accurately states our agreement, kindly sign and return one copy of this letter to the undersigned prior to November 22, 1997, after which date it may no longer be accepted.
                                            Very truly yours,

                                            HAMAR II ASSOCIATES, LLC


                                            By_________________________
                                                Mark A. Nahabedian, Member

         ACCEPTED AND AGREED
         TO ON THIS      DAY OF NOVEMBER  1997
         SABA PETROLEUM COMPANY


         By________________________________
             ______________ its _____President

JOINDER:

For the purpose of expressing their respective consents to the foregoing, the undersigned have executed a counterpart of this agreement:

---------------------
Mark A. Nahabedian, individually

Rodney C. Hill, A Professional Corporation

By_________________________________
    Rodney C. Hill, president and individually




Exhibit "A" - Plat Map of Prospect Area


[graphic omitted]




Exhibit "B" - Form of Lease


    California                          OIL AND GAS LEASE

     THIS AGREEMENT, made and entered into as of the 24 day of May 1995, between
     the                             undersigned                             ---
     ---------------------------------------------------------------
(and all other parties executing this lease or any counterpart hereof) hereinafter called "Lessor," and Black Mountain Oil Company hereinafter called "Lessee,"

1. Lessor for and in consideration of one dollar and other valuable consideration, receipt and sufficiency of which is hereby acknowledged, and of the royalties and agreements of the Lessee herein provided, hereby grants; lets and leases exclusively unto Lessee the land described and included in paragraph 18 hereof and hereinafter referred to as "said land" for the purposes of exploring and prospecting for (by geological, geophysical, and all other means whether now known or not), drilling for, producing, saving, taking, owning, transporting, storing, handling, treating, and processing oil, gas, and all other hydrocarbons, and all other substances produced herewith, collectively hereinafter referred to as "said substances," in, on, under or that may be produced from said land, and hereby grants all rights, privileges and easements useful or convenient for lessee's operations or, said land, on adjacent or contiguous lands, and on other lands in the same vicinity, including, but not limited to, the right to construct, install, maintain, repair, use, replace, and at any time remove therefrom, roads, bridges, pipelines, tanks, pump and power stations, power and communication facilities and lines, facilities for surface and subsurface disposal of produced water and other substances, plants and structures to treat, process, and transport said substances and products manufactured therefrom; and the right to drill wells and use Lessee's existing wells including producing wells to inject gas, water, air or other substances into the subsurface zones.

2. This lease shall remain in force for a term of six 6 years from the date hereof, called "primary term," and either as long thereafter as any of said substances is produced from said land in paying quantities (being quantities sufficient to pay operating costs) or so long as continuos operations (as defined in paragraph 5 hereof) are conducted on said land or so long as this lease is kept in force under any other provision hereof.

     3. The  consideration  expressed  in  Paragraph 1 covers all rental for the first ............  year(s) of the primary term. If drilling operations are not commenced on said land on or before one (1) year(s) from the date hereof then, subject to the provisions of Paragraph l5 hereof, Lessee shall pay or tender to Lessor or to Lessor's credit in

     ...........................................................................
     ........XXXXXXXXXXXXXXXXXXXXXX.........................................Bank
     at.....XXXXXXXXXXXXXXXXXXXXXX. .......................................
     ____________________ (which bank and Its successors are Lessor's agents and shall continue as depository for all rentals payable hereunder regardless of changes in the ownership of said land or of the right to receive
     rentals)  the  sum  of  Five  Dollars..........per   acre...........dollars
     ($5.00/ac.) which shall maintain this lease in force and extend for one additional year the time within which such operations may be commenced. Thereafter, annually and in like manner and upon like payments or tender (all of which are herein called "rentals"), such operations may be deferred for successive periods of one year each during the primary term. Payments or tenders of rental may be made by mailing costs, check, or draft to Lessor or to the depository bank and site date of the mailing shall be considered the date of payment. Payments or tenders of rentals may be made by Lesser or by any person or persons on Lessee's behalf, and may be made jointly to all parties Lessor or to their credit in the depository bank or such rentals may be tendered or paid separately to each owner or to his separate credit. From time to time during the primary term, if (a) Lessee shall drill and abandon a well as being in Lessee's 'opinion incapable of producing any of said substances and there is at the time of abandonment no other well so producing, or (b) all production of said substances shall cease, then Lessee may (subject to provisions of paragraph 5 hereof) the production of any of said substances 'or the payment of delay rental and in such event this lease shall remain in full force and effect as though there had been no interruption in operations, production, or rental payments, as the case may be. If abandonment under (a) above or the cessation of production under (b) above occurs more than six months before the next ensuing anniversary date of this lease, Lessee shall have until such anniversary date in which to commence or resume operations', production or rental payments; if such abandonment or cessation of production occurs less than six months before the next ensuing anniversary date of this lease, the Lessee shall have until the second ensuing anniversary date in which to commence or resume operations, production or rental payments; provided, Lessee shall not have the right under this provision to extend the primary term of this lease.
4. The term "agreed share" as used herein  means.....1/6th.......Royalties to be paid by Lessee are: (a) on oil, the value of the agreed share of that produced and saved from said land. It as mutually agreed that the value shall be the price currently offered or paid by Lessee for oil of like gravity and quality in the same field. The volume of oil upon which royalty payments are based may be determined either by metering and sampling or by tank gauges. After such measurement, all or any part of the oil may be transported to locations on said land or other lands and commingled with oil from other lands. Lesser may at any time or times, upon 90 days written notice to lessee, elect to take Lessor's agreed share of oil in kind, in lieu of such share in value, provided that such election must be for a period of at least one year, and upon such election, Lessor's share shall be delivered at the wells into storage furnished by Lessor or to the credit of Lessor into the pipeline to which the wells may be connected. If royalty on oil is payable in cash, Lessee may deduct therefrom the agreed share of the cost of tenting unmerchantable oil produced from the leased land to render it merchantable. In the event such oil is treated elsewhere than on the leased land, the lessor's cash royalty shall also bear the agreed share of the cost of transporting the oil to the treating plant. Nothing herein contained shall be construed as obligating Lessee to treat oil. If Lessor shall elect to receive the royalty on oil in kind, it shall be of the same quality as the oil removed from the leased land for Lessee's own account, and if Lessee's own oil shall be treated before such removal, Lessor's oil will be treated therewith before delivery to Lessor, and Lessor, in such event, shall pay a part equal to the agreed share of the cost of treatment, Lessee may deduct from Lessor's royalties a part equal to the agreed share of the cost of disposing of waste water produced with said substances; (b) on gas including casinghead gas and all gaseous substances produced, saved and sold from said land, the agreed share of the net proceeds (which shall be the amount realized from such sale less compressing costs) of the gas so sold; (c) on gas not sold but used off the premises, the agreed share of the market value at the well of the gas so used. All or any part of the gas produced from said land may be transported to locations on said land of other lands and commingled with gas from other lands. Lessee shall meter such transported gas and such meter readings together with Lessee's analysis of gasoline content of gas shall furnish the basis for prorating the amount of gasoline to be credited to said land. Lessee shall not be accountable to Lessor for gas lost or used or consumed in operations hereunder. Lessee may produce gas from said land or from lands with which said land is pooled or unitized in accordance with any method of ratable taking at any time or from time to time hereafter generally in effect in any pool of which said land or any portion thereof is a part. In the absence of any such method of ratable taking, Lessee shall produce from said land or lands pooled or unitized therewith a fair and equitable proportion of the quantity of gas which it markets from lands under lease to it in the pool of which said land is a part Lessee shall be obligated to produce only so much gas as it may be able to market at the well or wells. When there is no market for gas at the wells, Lessee's obligation to produce gas shall be suspended: (d) on gasoline extracted from gas produced on said land, the value of 48% of the agreed share of the gasoline credited to said land by Lessee. It is mutually agreed that the value shall be the price currently offered or paid by Lessee for gasoline of like specifications and quality it' the same vicinity: (e) on any other substance, the agreed share of the market value at the well.

For all operations hereunder, Lessee may use, free of royalty, oil, gas or other hydrocarbons and water from said land except water from the Lessor's wells. However, if Lessee shall use in operations hereunder, fuel, power, or other substances not obtained from said land, then Lessee shall be entitled to deduct from the amount of the additional royalty accruing thereby to Lessor the agreed share of the cost of such substituted fuel, power or other substances: provided, no deduction hereunder shall exceed the amount of such additional royalty.

When any of said substances, not produced from said land are injected into said land or land pooled or unitized therewith,, the initial production thereafter of said substances from any such land shall be free of royalty until the amount of the said substances produced and saved therefrom shall equal that of said substances injected therein.

5. Operations as used in paragraphs 2 and 3 hereof means drilling, redrilling, deepening, any preparatory work for doing any of the foregoing if commenced in good faith and prosecuted with reasonable diligence, completion or abandonment work, testing or flowing or other work to determine productivity, secondary recovery operations or the exercise of any other right given Lessee in paragraph 1 hereof for the purpose of obtaining or resuming production in paying quantities (as defined in paragraph 2 hereof). Such operations are continuous when no more than six months elapses between the date on which production ceased or any of such operations ceased, whichever is the later, and the date on which further operations are begun or production is commenced or resumed, and this lease shall remain in full force and effect during each and every six month period. Production in such paying quantities may be followed of preceded by continuous operations from time to time for the purpose of keeping this lease in force in accordance with paragraph 2 hereof.

6. Except as otherwise provided herein, royalty payments shall be computed and paid monthly. Lessee shall furnish to Lessor monthly written statements of the production credited or allocated to said land during the preceding calendar month Royalties payable in money with respect to production credited or allocated to said land during any calendar month shall be paid not later than the last day of the next succeeding calendar month. If the amount estimated to be payable to any party hereto for royalties is less than ten dollars ($10), or if the amount of oil produced does not justify shipments on a monthly basis, then Lessee may, upon prior written notice to such party, make such royalty payments and written statements, on a quarterly, semiannual or annual basis: provided, however, all sums theretofore accrued and unpaid shall be paid it least once each calendar year. Royalty payments may be made or tendered to Lessor or to Lessor's credit in the depository named in Paragraph 3.

7. Lessee shall pay for damages caused by Lessee's operations to existing houses, barns, fences, and to growing crops and trees. Lessee shall not be liable to Lessor for damages to any oil and gas reservoir underlying said land or for the loss of said substances therein or therefrom resulting from its operations hereunder unless such damage or loss is caused by Lessee's gross negligence or willful misconduct. Lessee shall have the right at any time during the term hereof or within a reasonable time thereafter to remove all Lessee's properties and fixtures, including the right to draw and remove all casing. No wells shall be drilled closer than one hundred (100') feet to any house or barn now on said land without the consent of the owner of said house or barn. Lessee agrees to fill all sump holes and excavations made by it

8. If, during or after the primary term hereof, a well is drilled upon adjacent property, whether by Lessee or by another party, and the Lessor has no interest in the production therefrom and the well is located within three hundred thirty feet of the exterior boundaries of the land at that time included in this lease and is completed as a producer of oil or gas in commercial quantities and causes the migration of oil or gas from said land, then Lessee shall (provided it is not then drilling or has not theretofore drilled an offset well on said land) within ninety (90) days from the date the owner of such well commences marketing production therefrom, either commence operations for the drilling of an offset well on said land of surrender and terminate this lease, in the manner provided in paragraph 15 hereof, as to a portion of said land, the dimensions of which said portion shall be equal to the distance of such well from such well from said exterior boundary. Such surrender shall be limited to the zone or zones being drained by the well on the adjacent property. Lessee shall never be required to drill (or surrender in lieu thereof) any offset well which, in Lessee's opinion, would be incapable of producing said substances in quantities sufficient to yield a return which, after deducting the of all said substances to be drained into said land from such zone or zones by existing wells thereon, would exceed the drilling and operating costs of such offset well.

9. The rights of Lessor and Lessee hereunder may be transferred, in whole or in part and as to any substance or zone. No change in ownership of Lessor's interest, however accomplished, shall be binding on Lessee until Lessor has furnished Lessee with written notice of such change, and then only with respect to payments thereafter made; such notice to consist of original or certified copies of all recorded instruments, documents and other information necessary to establish a complete chain of record title from Lessor, and written instructions from Lessor and Lessor's transferee directing the disbursement of any payments which may be made thereafter, No other kind of notice, whether actual or constructive, shall be binding on Lessee, and in the absence of such notice Lessee may make payments precisely as if no change had occurred. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations or diminish the rights of Lessee, and all Lessee a operations, particularly as to division of this lease the measurement of production may be conducted without regard to any such division. If all or any part of this lease is assigned, no act or omission of any leasehold owner shall offset the rights or liabilities of any other such owner, except that operations or production on any part of said land, whether assigned or not, shall serve to keep the entire lease in force as though no assignment had been made, and all payments to Lessor, except royalties or, actual production, shall be apportioned between assignor and assignee in proportion to acreage.

10. If any rental or royalty is not paid when due Lessor shall notify Lessee thereof in writing and this lease shall not terminate unless the Lessee fails to make such payment within fifteen (15) days after receipt of such written notice, provided, however, that if there is a dispute as to the amount due and all undisputed amounts are paid, said l5 day period shall be extended until 5 days after such dispute is settled by final court decree, arbitration or agreement. If Lessee fails to make such payment after receipt of such notice within said period (or such extension thereof), then this lease shall terminate as to the portion, or portions thereof as to which Lessee is in default.

In the event Lessor considers that Lessee has not complied with any other covenant, condition or obligation hereunder, either express or implied, Lessor shall notify Lessee, in writing, setting out specifically in what respects it is claimed that Lessee has breached this lease, and Lessee shall not be liable to Lessor for any damages caused by any breach of a covenant, condition, obligation, express or implied, occurring more than sixty (60) days prior to the receipt by Lessee of the aforesaid written notice of such breach. The receipt of such notice by Lessee and the lapse of Sixty (60) days thereafter without Leases meeting or commencing to meet the alleged breaches shall be a condition precedent to any action by Lessor for any cause hereunder. Neither the service of said notice nor the doing of any acts by Lessee aimed to meet all or any of the alleged breaches shall be deemed an admission or presumption that Lessee has failed to perform all of its obligations hereunder. This lease shall never be forfeited or cancelled in whole or in part. either during or after the primary term hereof, for failure of Lessee to perform any of its express or implied covenants, conditions, or obligations until it shall have first been finally judicially determined that such failure exists, and any decree of termination, cancellation of forfeiture shall be in the alternative and shall provide for termination, cancellation, or forfeiture unless Lessee comply with the covenants, conditions, or obligations breached within a reasonable time to be determined by the Court. No default in the performance of any condition or obligation hereof shall affect the rights of Lessee hereunder with respect to any drilling or producing well or wells in regard to which Lessee is not in default, together with a parcel of forty acres surrounding each oil well then completed or being drilled and a parcel of six hundred forty acres surrounding each such gas well then completed or being drilled.

11. If Lessee is prevented or hindered from drilling or conducting other operations for the purpose of obtaining or restoring production or from producing said substances by fire, flood, storm, act of God, or any cause beyond Lessee's control (including, but not limited to governmental law, order or regulation, labor disputes, war, inability to secure men, materials or, transportation, inability to secure a market for gas, or an adverse claim to Lessor's title when Lessor has been notified pursuant to paragraph 14 hereof), then the performance of any such operations or the production of said substances shall be suspended during the period of such prevention or hindrance. If such suspension occurs during the primary term, the payment of delay rental during such suspension shall be excused and the primary term shall be extended for a period of time equal to the period of such suspension and this lease shall remain in full force and effect during each period of suspension and any such extension of the primary term. Lessee may commence or resume the payment or tender of rentals in accordance with paragraph 3 hereof after the period of suspension by paying or tendering within 60 days after the period of suspension the proportionate part of the rental for the rental year remaining after such period of suspension. If suspension occurs after the primary term, this lease shall remain in full force and effect during. such suspension and for a reasonable time thereafter provided that within such time following the period of suspension Lessee diligently commences or resumes operations or the production of said substances. Lessee's obligation to pay royalty on actual production shall never be suspended under this paragraph. Whenever Lessee would otherwise be required to surrender any of said land as an alternative to the performance so suspended, then so long as such performance is suspended by this paragraph Lessee shall not be required to surrender any portion of said land.

If the permission or approval of any governmental agency is necessary before drilling operations may be commenced on said land, then if such permission or approval has been applied for at least 30 days prior to the date upon which such operations must be commences under the terms hereof, the obligation to commence such operations shall be suspended until thirty (30) days after the governmental permit is granted or approval given, or if such permit or approval is denied initially, then so long as Lessee in good faith appeals from such denial or conducts further proceedings in an attempt to secure such permit or approval and thirty days thereafter.

12. For the consideration paid at the time of execution of this agreement and without any additional consideration to be paid therefor, except provided below, Lessor hereby grants to Lessee, its successors and assigns, the following rights, rights of way a easements in, under, upon, through and across said land which may be exercised at any time or from time to time during the duration of this lease and as long thereafter Lessee exercises any of the rights granted in this paragraph: (a) The sole and exclusive right to locate a well or wells on the surface of said land and to slant drill said well or wells into, under, across, and through said land and into and under lands other than said land together with the right to repair, redrill, deepen, maintain, rework and operate or abandon such well or well's for the production of oil, gas, hydrocarbons, and other minerals from such other lands together with the right to develop water from said land for any of Lessee's operations, pursuant to this paragraph and together with the right to construct, erect. maintain, use, operate, replace, and remove all pipelines, power lines, telephone lines, tanks, machinery, and other facilities, together with all other rights necessary or convenient for Lessee's operations under this paragraph and together with rights of way for passage over and upon and across and ingress and egress to and from said land;
(b) The sole and exclusive right to drill into and through said land below a depth of five hundred feet (500') from the surface thereof, by means of a well or wells drilled from the surface of lands other than said land, and the right to abandon or repair, redrill, deepen, maintain, rework and operate such well or wells for the production of oil, gas, hydrocarbons and other minerals from lands other than said lands.

If Lessee exercises the rights granted by Lessor in Subparagraph (a) hereof, Lessee shall pay to Lessor an annual rental computed at the rate or one hundred dollars ($100) per acre for each surface acre of said lands being exclusively occupied by Lessee pursuant to such grant. If Lessee exercises the rights granted In Subparagraph (b) hereof thereafter completes a well capable of producing oil or gas in quantities deemed paying quantities by Lessee, then Lessee shall within sixty (60) day's after each completion pay Lessor an annual rental computed at the rate of one dollar ($1) per rod of horizontal projection of the survey course of that part of the bore hole of such well traversing the subsurface of such land, provided. however, that Lessor shall not be entitled to receive any rental under the provisions of this paragraph during such times as Lessor is entitled to receive royalty or rentals under other provisions of this lease. Any such rentals shall continue until such well is abandoned. Any well drilled under the provisions of this paragraph shall be drilled so that the producing interval thereof shall lie wholly outside the boundary of said land and Lessor recognizes and agrees that Lessor has no interest in such well or wells drilled pursuant to this paragraph or any production therefrom.

Any surrender or termination under any other provision of this lease shall be effective notwithstanding the fact that Lessee in and by such surrender or termination reserves the rights granted to Lessee under this paragraph, and regardless of such surrender or termination, the rights granted under this paragraph shall continue for the term hereinabove granted in this paragraph.

13. Lessee may at any time or times within twenty-one (21) years from the date hereof without Lessor's joinder or further consent, pool, consolidate or unitize this lease and said land in whole or in part or as to any zone, with other lands, mineral interests, and leases in the vicinity thereof so as to constitute a unit or units whenever such action in Lessee's judgment is required to comply with applicable laws or to promote or encourage the conservation of natural resources or the efficient end economical location and spacing of wells, cycling, pressure-maintenance, repressuring, or secondary recovery programs, or to join in any cooperative or unit plan of development or operation approved by State or Federal authorities. The size or shape of any such unit may be changed at any time or times within twenty one (21) years from the date hereof without Lessor's joinder or further consent to permit more efficient and economical operation, to include acreage believed to be productive and to exclude acreage believed to be unproductive or which is not committed to the unit, but any increase or decrease in Lessor's royalties resulting from any such change in such unit shall not be retroactive. Any such unit may be established or changed, and in the absence of production therefrom may be abolished and dissolved, by filing for record an instrument so declaring a copy of which shall be delivered to Lessor or to the depository bank, Drilling or other operation's (as defined in paragraph 5 hereof) upon, or production of any one of said substances from any part of such unit shall be treated and considered for all purposes of this lease as such operations upon or such production from said land, Lessee shall allocate to the portion of said land included in any such unit a fractional part of all production from any part of such unit on the same basis as is provided in the agreement between Lessee and others whereby such unit is established or, in the absence of such an agreement or of a method of allocation therein, Lessee shall elect one of the following bases: (a) The ratio between the surface acreage in this lease included in such unit and the total of all surface acreage included in such unit; or (b) The ratio between the value, as estimated by Lessee of recoverable production within the portion of this lease included in such unit and the total value, as estimated by Lessee, of all recoverable production within such unit. Lessee may change from one of the aforesaid bases to the other at any time or times within 21 years from the date hereof without Lessor's further joinder or consent but any increase or decrease in Lessor's royalty resulting from any such change shall not be retroactive. No offset obligation shall accrue under this lease as a result of any well drilled within any such unit.

14.Lessor warrants and agrees to defend the title to said land. The rentals and royalties hereinabove provided are determined with respect to the entire mineral estate, and if Lessor owns a Lessee interest, the rentals and royalties to be paid Lessor may be reduced proportionately. If the of Lessor covered by this lease is subject to any outstanding royalties payable to another, such royalties shall be deducted from Lessor's royalties herein provided. Lessee shall pay all taxes levied against Lessee's plants, machinery and personal property and all taxes (except the agreed share thereof) assessed upon mineral rights or assessed upon or measured by production from or allocated to said land, Lessor shall pay all other taxes assigned against said land and the agreed share of taxes attested upon mineral rights and is assessed upon or measured by producing from or allocated to said land. Lessee may discharge in who in part, on behalf of Lessor, any tax, mortgage or other lien upon said land, or may redeem due same from any purchase at any tax sale or adjudication, and may reimburse itself from any rental and royalties accruing hereunder and shall be subrogated to such lien with the right to enforce same. Lessee shall have the right to hold or acquire mineral rights or leases from others claiming any interest in any part of said land, and to withhold from Lessor payment of rentals and royalties attributable to any interest so claimed or to any other interest which is subject to adverse claim, dispute or litigation and the same shall not be due until the ownership of such interest has been determined, and Lessee shall not thereby be held in default of any provision hereof or to have disputed Lessor's title. When Lessee becomes aware of any adverse claim to Lessor's title to said land being asserted by another, Lessee shall notify Lessor in writing, and upon such notification, Lessee shall be excused from drilling offset or other wells on or producing from said lands until such adverse claim has been finally determined . 15. Lessee may at any time or times surrender this lease or any zone or portion of either thereof by delivering or mailing a written notice of surrender to Lessor or to the depository bank and upon such delivery or mailing Lessee shall be relieved of all obligations as to the portion surrendered, and thereafter all payments to Lessor provided herein, except royalties on actual production, shall be reduced in the same proportion that the acreage covered hereby is reduced. If Lessee surrenders less than all horizons in any portion of this lease the rental as to such portion shall not be reduced. Within a reasonable time after any such surrender, Lessee shall file appropriate surrender instruments for record. In the event this lease is surrendered or assigned as to any zone or portion, then so long as this lease shall remain in effect as to any other zone or portion Lessee shall have such rights of way or easements over, under, through, upon and across the surrendered or assigned zone or portion as shall be necessary or convenient for Lessee's operations on the retained portion or other lands in the vicinity thereof.

16. If any of said substances is discovered by Lessee in said land in quantities deemed paying quantities by Lessee, then Lessee shall keep one string of tools in continuous operation on said land, allowing not more than, six months to elapse between completion or abandonment of the first or any succeeding well and the commencement of operations for the drilling of the next succeeding well except that if Lessee shall drill on said land a well which in Lessee's opinion is not capable of producing said substances in paying quantities, then Lessee may allow not more than one year to elapse between completion and abandonment of each such well before commencing operations for the next succeeding well. Lesser shall be given credit for so much of the time its each six month or one year drilling interval as is not utilized and such credit may be used extend subsequent drilling intervals in such manner as Lessee may determine. Lessee's drilling, development and offset obligations under this lease shall be fully satisfied and discharged when Lessee has drilled and completed or abandoned a total number of wells on said land, regardless of the buttonhole locations therein, equal to the nearest whole number obtained by dividing the total acreage of said land then held hereunder; (a) If oil was discovered, by 40 if no well is drilled to a depth of more than 8,500 feet below the surface, or by 80 if any well is drilled down to a depth of more than 8,500 feet but not below 13,000 feet below the surface, or by 160 if any well is drilled to a depth of more than 13,000 feet below the surface, or (b) if any said substances other that oil was found, by 640; provided however, that Lessee shall be required to conduct such continuous operations in the event of a discovery of gas, only if in Lessee's opinion such additional drilling is warranted by existing or anticipated market requirements for such gas, and in the event of a discovery of oil, only if the market price in the field for oil of like quality or gravity is more than One Dollar per barrel at the well.

If both oil and gas are discovered in said land in quantities deemed paying quantities by Lessee, then Lessee shall drill the number of wells herein provided for an oil discovery with respect to the portion of said land which in Lessee's opinion is capable of producing oil in paying quantities and Lessee shall be entitled to retain all of said lands for the term hereof.
    Lessee shall not be required to but may drill more wells on said land than those herein specified.

17. This lease shall be binding upon all who execute it, whether or not they are named in the granting clause hereof and whether or not all parties named granting clause execute this lease. This lease maybe executed in any number of counterparts and for all purposes hereof all of such counterparts shall be considered as one lease. All the provisions of this lease shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors, and assigns of Lessor and Lessee. 18. The land which is subject to this lease is situated in the County of Glenn , State of California, and is described as follows:


SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF




including all accretions thereto and all lakes, streams, canals, waterways, dikes, roads, streets, alleys, easements and rights of way, on, within, or adjoining the lands above described and including all strips or parcels of land contiguous, adjacent to or adjoining the above-described land and owned or claimed by Lessor. For the purpose of calculating any payments based on acreage, Lessee, at Lessee's option, may act as if said land and its constituent parcels contain 2,475.65 acres, whether they actually contain more or less. This lease shall cover all the interest in said land now owned or hereafter acquired by Lessor.


IN WITNESS WHEREOF, the parties hereto have executed this agreement.


LESSEE:  BLACK MOUNTAIN OIL COMPANY



Bv  Patrick J. Fazio, Jr, President
     Patrick J. Fazio, Jr, President



LESSOR

Henry D. Altorfer
Mary E. Altorfer

                                    ADDENDUM


19. Notwithstanding the provisions of Paragraph Three hereof, in the event Lessor receives a bonafide offer to lease the leased land for oil and gas exploration during the first year of the 'primary term' of this lease and prior to Lessee making payment of the rental for the second year of the term hereof, from a person, firm or corporation primarily in the oil and gas exploration and/or production business, having a net worth of at least $2,500,000.00, Lessee within thirty days of receipt of said offer, or copy thereof, shall either:

    1.  Terminate this lease as provided in Paragraph 15 hereof; OR

    2. Tender to Lessor, as additional rental for the first year, the sum of five dollars per acre, prorated from the date said offer to lease, or copy thereof, is received by Lessee to the first anniversary date of this lease.

Said offer to lease, or copy thereof, shall be mailed to Lessee by registered or certified mail, addressed to Lessee at 213 West Aliso Street, Ojai, CA. 93023.

     20. Lessee shall not commence drilling operations on the leased land until it has made the rental payment as provided in paragraph three for the second year of the term hereof.
                                   EXHIBIT "B"

     ATTACHED TO AND MADE A PART OF THOSE CERTAIN PARTICIPATION AGREEMENTS BETWEEN AMERADA HESS CORPORATION, HAMAR II ASSOCIATES, LLC, AND SABA PETROLEUM COMPANY DATED NOVEMBER 1, 1997


                            A.A.P.L. FORM 61O - 1989

                         MODEL FORM OPERATING AGREEMENT


                               OPERATING AGREEMENT

                                      DATED


                               NOVEMBER 1 , 19 97

                                             OPERATOR  1.  Hamar II  Associates,
LLC for the drilling of the initial test and substitute test (drilling and completing).

                                                 2. Amerada Hess corporation for
post completion of the initial test or substitute test and all subsequent wells.

                                  CONTRACT AREA
    Behemoth Prospect as depicted on the plat attached hereto as Exhibit A-1

                  COUNTY OR PARISH OF Glenn STATE OF California







                      COPYRIGHT 1989 - ALL RIGHTS RESERVED

                        AMERICAN ASSOCIATION OF PETROLEUM

                        LANDMEN, 4100 FOSSIL CREEK BLVD.

                    FORT WORTH, TEXAS, 76137, APPROVED FORM.
                              A.A.P.L. NO. 610 1989
            A.A.P.L FORM 610- MODEL FORM OPERATING AGREEMENT - 1989~

            A.A.P.L. FORM 610- MODEL FORM OPERATING AGREEMENT - 1989 TABLE OF CONTENTS

Article           Title    Page
I.       DEFINITIONS
II.      EXHIBITS          I
III.     INTERESTS OF PARTIES               2
A. OIL AND GAS INTERESTS            2
B. INTERESTS OF PARTIES IN COSTS AND PRODUCTION:     2
C. SUBSEQUENTLY CREATED INTERESTS   2
IV.      TITLES            2
         ------
A. TITLE EXAMINATION                2
B. LOSS OR FAILURE OF TITLE:                3
1.       Failure of Title           3
2.       Loss by Non-Payment or Erroneous Payment of Amount Due        3
3.       Other Losses               3
4.       Curing Title               3
V. OPERATOR                4
A. DESIGNATION AND RESPONSIBILITIES OF OPERATOR      4
B. RESIGNATION OR REMOVAL OF OPERATOR AND SELECTION OF SUCCESSOR       4
1.       Resignation or Removal of Operator          4
2.       Selection of Successor Operator             4
3. Effect of Bankruptcy             4
C. EMPLOYEES AND CONTRACTORS:       4
D. RIGHTS AND DUTIES OF OPERATOR    4
I. Competitive Rates and Use of Affiliates  4
2. Discharge of Joint Account Obligations   4
3. Protection from Liens            4
4. Custody of Funds                 5
5. Access to Contract Area and Records               5
6. Filing and Furnishing Governmental Reports        5
7. Drilling and Testing Operations          5
8. Cost Estimates          5
9. Insurance               5

VI       DRILLING AND DEVELOPMENT    5
A. INITIAL WELL:   5
B. SUBSEQUENT OPERATIONS'   5
I. Proposed Operations      5
2. Operations by Less Than All Parties       6
3. Stand-By Costs  7
4. Deepening       8
5. Sidetracking    8
6. Order of Preference of Operations        8
7. Conformity to Spacing Pattern     9
8. Paying Wells    9
C. COMPLETION OF WELLS; REWORKING AND PLUGGING BACK'  9
1. Completion      9
2. Rework, Recomplete or Plug Back   9
D. OTHER OPERATIONS'        9
E. ABANDONMENT OF WELLS:    9
1. Abandonment of Dry Holes          9
2. Abandonment of Wells That Have Produced  10
3. Abandonment of Non-Consent Operations    10
F. TERMINATION OF OPERATIONS'       10
G. TAKING PRODUCTION IN KIND        10
(Option 1) Gas Balancing Agreement  10
(Option 2) No Gas Balancing Agreement       11
VII. EXPENDITURES AND LIABILITY OF PARTIES  11
     -------------------------------------
A. LIABILITY OF PARTIES:   11
B. LIENS AND SECURITY INTERESTS     .11
C. ADVANCES:      .12
D. DEFAULTS AND REMEDIES'                                                    12
1. Suspension of Rights
2. Suit for Damages                                                           13
3. Deemed Non-Consent      13
4. Advance Payment          13
5. Costs and Attorneys' Fees                                                  13
E. RENTALS, SHUT-IN WELL PAYMENTS AND MINIMUM ROYALTIES        13
F. TAXES:          13
VIII. ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST         14
      --------------------------- --------------------
A. SURRENDER OF 1.EASES'    14
B. RENEWAL OR EXTENSION OF LEASES:   14
C. ACREAGE OR CASH CONTRIBUTIONS:                             14

A.A.P.L. FORM 610- MODEL FORM OPERATING AGREEMENT  1989



TABLE OF CONTENTS

D.       ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST          15
E.       WAIVER OF RIGHTS TO PARTITION:                                       15
F.       PREFERENTIAL RIGHT TO PURCHASE                                       15


IX.      INTERNAL REVENUE CODE ELECTION                                15
         -------- ---------------------
X.       CLAIMS AND LAWSUITS                                                  15
         ---------- --------

XI.      FORCE MAJEURE                                                       16
         -------
XII.     NOTICES                                                            16
         -------
XIII.    TERM OF AGREEMENT ........................................          16
         ---- -- ---------

XIV.     COMPLIANCE WITH LAWS AND REGULATIONS                          16
         ---------- ------------- -----------
A.       LAWS, REGULATIONS AND ORDERS'.                                       16
B. GOVERNING LAW:                                                             16
C.       REGULATORY AGENCIES: ..........................                      16
XV.      MISCELLANEOUS                                                      17
         -------------

A. EXECUTION:                                                              17
B. SUCCESSORS AND ASSIGNS'.                                                 17
C. COUNTERPARTS:                                                          17
D. SEVERABILITY:                                                            17
XVI.: OTHER PROVISIONS:                                                   17

    A.A.P.L. FORM 610 MODEL FORM OPERATING AGREEMENT - 1989
OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between AMERADA HESS CORPORATION hereinafter designated and referred to as "Operator," and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as "Non-Operator," and collectively as "Non-Operators." WITNESSETH: WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit "A," and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided, NOW, THEREFORE, it is agreed as follows:

ARTICLE I.
DEFINITIONS
     A. As used in this agreement, the following words and terms shall have the meanings here ascribed to them: . The term "AFE" shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder.
B. The term "Completion" or "Complete" shall mean a single operation intended to complete a well as a well capable of producing of Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation and production testing conducted in such operation.

     C. The term "Contract Area" shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be developed and operated for Oil and Gas purposes under this agreement. Such lands, Oil and Gas Leases and Oil and Gas Interests are described in Exhibit "A.

     D. The term "Deepen" shall mean a single operation whereby a well is drilled to an objective Zone below the deepest Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the lesser. E. The terms "Drilling Party" and "Consenting Party" shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.
F. The term "Drilling Unit" shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority. If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

     G. The term "Drillsite" shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be located.
H. The term "Initial Well" shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.

I. The term "Non-Consent Well" shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

J. The terms "Non-Drilling Party" and "Non-Consenting Party" shall mean a party who elects not to participate in a proposed operation.

     K. The term  "Oil and  Gas"  shall  mean  oil,  gas,  casinghead  gas,  gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.
     L. The term "Oil and Gas Interests" or "Interests" shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by parties to this agreement.
     M. The terms "Oil and Gas Lease," "Lease" and "Leasehold" shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.
     N. The term "Plug Back" shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a Completion in a shallower Zone.
     0. The term "Recompletion" or "Recomplete" shall mean an operation whereby a Completion in one Zone is abandoned in order to attempt a Completion in a different Zone within the existing wellbore.
P. The term "Rework" shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore. Such operations include, but are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

     Q. The term "Sidetrack" shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or to drill around junk in the hole to overcome other mechanical difficulties.
     R. The term "Zone" shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas.
     ** Unless the context otherwise clearly indicates, words used in the singular include the plural, the word "person" includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

ARTICLE II.
EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

X        A. Exhibit "A," shall include the following information:

(1)      Description of lands subject to this agreement,

(2)      Restrictions, if any, as to depths, formations, or substances,

(3) Parties to agreement with addresses and telephone numbers for notice purposes,

(4) Percentages or fractional interests of parties to this agreement,
(5) Oil and Gas Leases and/or Oil and Gas Interests  subject to this  agreement,
(6) Burdens on production.
B.  Exhibit "A-1" - Plat of Contract Area
X        C. Exhibit "C," Accounting Procedure.
-
X        D. Exhibit "D," Insurance.
X        E. Exhibit "E," Gas Balancing Agreement.
     X F. Exhibit "F," Non- Discrimination and Certification of Non-Segregated Facilities. -
X        G. Exhibit "G," Tax Partnership.
X        H.Other: Memorandum of Operating Agreement and Financing Statement
                  ---------------------------------------------------------
X        I. Other:  Well Requirements
-
* Except to the extent Hamar II Associates, LLC shall be Operator on a temporary basis under the terms of that certain Agreement between Amerada Hess Corporation and Hamar II Associates, LLC dated November 1,1997. The term Participation Agreement" means the several agreements in substantially the same form, each dated November 1, 1997, among Hamar II Associates LLC, and Amereda Hess Corporation.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

    If any provision of any exhibit, except Exhibits "E and "F" is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

ARTICLE III.
INTERESTS OF PARTIES

     A. Oil and Gas lnterests:Except as provided in the Participation Agreement, the parties to this agreement own no Oil and Gas Interests in the Contract Area.
                  B. Interests of Parties in Costs and Production: Except for the Test Well and any Substitute Test Well as provided in the Participation Agreement, unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit "A." In the same manner, the parties shall also own all production of Oil and Gas from the Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, Operator shall pay or deliver, or cause to be paid or delivered, all burdens shown on Exhibit "A". Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden.

Nothing contained in this Article III.B. Shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more parties contribute to this agreement jointly owned Leases, the parties' undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement. C. Subsequently Created Interests:
If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a "Subsequently Created Interest." Further, if any party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interest, or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit "A," such burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party's Lease or Interest to exceed the amount stipulated in Article llI.B. above. The party whose interest is burdened with the Subsequently Created Interest (the "Burdened Party") shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor. Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party. If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all Or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

ARTICLE IV.
TITLES
A.       Title Examination:

Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and, if a majority in interest of the Drilling Parties so request or Operator so elects, title examination shall be made on the entire Drilling Unit, or maximum anticipated Drilling Unit, of the well. The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases. Each party contributing Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator all abstracts (including federal lease Status reports), title opinions, title papers and curative material in its possession free of charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or by outside attorneys. Copies of all title opinions shall be furnished to each Drilling l)arty. Costs incurred by Operator in procuring abstracts, fees paid outside attorneys for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions) and other direct charges as provided in Exhibit "C" shall be borne by the Drilling Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit "A." Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

     * shall be responsible for securing curative matter and pooling amendments or agreements required in connection with leases ** Operator shall be responsible for the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate the conduct of operations hereunder. This shall not prevent any party from appearing on its own behalf at such hearings.

     Costs incurred by Operator, including fees paid to outside attorneys, which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated tinder this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit "C."
*        Operator

**       subject to this agreement
Page 2

A.A.P.L FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

                  Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

     No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has been examined as above provided. and (2) the title has been approved by the examining attorney or title has been accepted by all of the Drilling Parties in such well.
<deleted items>

     3. Other Losses: .All losses of Leases or Interests committed to this agreement, shall be joint losses and shall be borne by all parties in proportion to their interests shown on Exhibit "A." This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended. There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

               A.A.P.L FORM 610 MODEL FORM OPERATING AGREEMENT - 1989

ARTICLE V.
OPERATOR

                  A.       Designation and Responsibilities of Operator:

Amereda Hess Corporation ** shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement. In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement. Operator shall not be deemed, or hold itself out as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party. Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties their officers, employees and/or agent except such as may result from gross negligence or willful misconduct.

B. Resignation or Removal of Operator and Selection of Successor:

1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators. If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of Operator; such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default in, Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight
(48) hours of its receipt of the notice. For purposes hereof, "good cause" shall mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards ,of operation contained in Article V.A. or material failure or inability to perform its obligations tinder this agreement.

Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o'clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator. A change of a corporate name or structure of Operator or transfer of Operator's interest to any single subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

2. Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected. *The successor Operator shall be selected by the affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A" provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of the Operator that was removed or resigned. The former Operator shall promptly deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator. Any cost of obtaining or copying the former Operator's records and data shall be charged to the joint account.

3. Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor. During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A." In the event there are only two (2) parties to this agreement, during the period of time the operating committee controls operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected ,as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit "A."

C.       Employees and Contractors:

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D.       Rights and Duties of Operator:

I. Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area and the rate of such charges shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature. All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in the industry.

     Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit "C."

Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credit made and received.

3, Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from
*In the event only two (2) parties then own an interest in the Contract Area, the other party shall be the successor Operator.

**The provisions of this Article V shall apply to Hamar II Associates, LLC during such period Hamar II Associates, LLC is operator under the terms of that certain Agreement. between Amerada Hess Corporation.

A.A.P.L FORM 61O - MODEL FORM OPERATING AGREEMENT - 1989



liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied. 4. Custody of
Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VIl.B. Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided. Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree. 5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each Non-Operator or its duly authorized representative, at the Non-Operator's sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator's books and records relating thereto. Such access rights shall not be exercised in a manner interfering with Operator's conduct of an operation hereunder and shall not obligate Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the joint account. Operator will furnish to each Non-Operator upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the information. Any audit of Operator's records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit "C." 6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder. Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings. 7. Drilling and Testing Operations: The following provisions shall apply to each well drilled hereunder, including but not limited to the Initial
Well: (a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which drilling operations are commenced. (b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs. (c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder. 8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement. Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith. 9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted, provided, however, that Operator may be a self-insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit "C." Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit '~D" attached hereto and made a part hereof. Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require. In the event automobile liability insurance is specified in said Exhibit "D," or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator's automotive equipment. ARTICLE VI. DRILLING AND DEVELOPMENT

A. Initial Well:
     On or before the 15th day of February , 19 98 , Operator shall commence the drilling of the Initial Well at the following location: Section 22, T22N, R5W, Glenn County, California. --------- -------------------
               and shall thereafter continue the drilling of the well with due diligence to 8,000' or to a depth sufficient to test the Leesville Sandstone Formation of lower cretaceous age, whichever is lesser, but in no event deeper than 9500'.

The drilling of tile Initial Well and (be participation therein by all parties is obligatory, subject to Article VI.Cl. as to participation in Completion operations and Article VI.F. as to termination of operations and Article Xl as to occurrence of force majeure.
B. Subsequent Operations:
1. Proposed Operations: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well, or if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a dry hole or a well no longer capable of producing in paying quantities in which such party has not otherwise relinquished its interest it' the proposed objective Zone under this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone

A.A.P.L FORM 610- MODEL FORM OPERATING AGREEMENT - 1989

under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth, objective Zone and the estimated cost of the operation. The Parties to whom such a notice is  delivered  shall have  thirty  (30) days after  receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to
               Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty-eight (48) hours, exclusive of Saturday. Sunday and legal holidays. Failure of a party to whom such notice is delivered to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation. Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all Parties within the time and in the manner provided in Article XVI.D.
If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set 12 forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided. however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-way) or appropriate drilling equipment. or to complete title examination or curative matter required for title approval or acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article
               Xl) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made. Those parties that did not participate in the drilling of a well for which a proposal to Deepen or Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation. reimburse the Drilling Parties in accordance with Article V1.B.4. in the event of a Deepening operation and in accordance with Article VI.B.5. in the event of a Sidetracking operation.

2. Operations by Less Than All Parties:

                  (a) Determination of Participation.  If any party to whom such notice is delivered as provided in Article VI.B.1. or VI.C.l. (Option No.2) elects not to participate in the proposed operation. then, in order to be entitled to the benefits of this Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence. Operator shall perform all work for the account of the Consenting Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party, the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work. The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party. Consenting Parties, when conducting operations on the Contract Area pursuant to this
               Article VI.B.2., shall comply with all terms and conditions of this agreement.

                  If less than all parties approve any proposed  operation,  the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the Parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party, within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of such notice, shall advise the proposing party of its desire to (i) limit participation to such party's interest as shown on Exhibit "A" or (ii) carry only its proportionate part (determined by dividing such party's interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties' interests, or
               (iii) carry its proportionate part (determined as provided in (ii) of Non-Consenting Parties' interests together with all or a portion of its proportionate part of any Non-Consenting Parties' interests that any Consenting Party did not elect to take. Any interest of Non-Consenting Parties that is not carried by a Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal. Failure to advise the proposing party within the time required shall be deemed an election under (i) . In the event a drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a total of forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays). The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10) days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

                  (b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph. Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties. If any well drilled, Reworked, Sidetracked, Deepened, Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties. Upon commencement of operations for the drilling, Reworking, Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this
               Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non' Consenting Party's interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking,

               A.A.P.L.    FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

     l  Deepening,  Recompleting  or Plugging  Back,  or a  Completion  pursuant
     Article VI.C.1. Option No.2, all of such Non-Consenting Party's interest in the production obtained from the operation in which the Non-Consenting Party did not elect to participate. Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold (after deducting applicable and valorem, production, severance, and excise taxes, royalty, overriding royalty and other interests not excepted by Article lI1.C. payable out of or measured by the production from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

(i) 100% of each such Non-Consenting Party's share of the cost of any newly acquired surface equipment beyond the wellhead connections (including but not limited to stock tanks, separators. treaters, pumping equipment and piping), plus 100% of cads such Non-Consenting Party's share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party's relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party's share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning ~f the operations; and

                  (ii) 500% of (a) that  portion  of the costs and  expenses  of drilling, Reworking, Sidetracking, Deepening, Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C., and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections), which would have been chargeable to such Non-Consenting Party if it had participated therein.
Notwithstanding anything to the contrary in this Article Vl.B., if the well does not reach the deepest objective Zone described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each
    Non-Consenting Party who submitted or voted for an alternative proposal under Article V1.B.6. to drill the well to a shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such NonConsenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the cost of drilling the well to its actual depth. calculated in the manner provided in
    Article  Vl.B.4.  (a).  If any such  NonConsenting  Party  does not elect to participate in the first Completion proposed for such well, the relinquishment provisions of this Article VI.B.2. (b) shall apply to such party's interest.

(c) Reworking. Recompleting or Plugging in Back. An election not to participate in the drilling, Sidetracking or Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party's recoupment amount. Similarly, an election not to participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party's recoupment amount. Any such Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties 5 00 % of that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to such Non-Consenting Party had it participated therein. If such a Reworking, Recompleting or Plugging Back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting Parties in said well.


(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party's share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem, production. severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to
Non-Consenting Party's share of production not excepted by Article IIl.C. In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back, Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing. Completing. Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings. Each month thereafter, during the time the Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from the sale of the well's working interest production (during the preceding month. In determining the quantity of Oil and Gas produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non-Consenting Party.

If and when the Consenting Parties recover from a Non-Consenting Party's relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the day following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall own (be same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking, Deepening, Recompleting or Plugging Back of said well. Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and Exhibit "C" attached hereto.

3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party's notice proposing a Reworking,

A.A.P.L.  FORM 610- MODEL FORM OPERATING AGREEMENT - 1989

               Sidetracking, Deepening, Recompleting, Plugging Back or Completing Operation in such a well (including the period required under Article XVI.D to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening operation just completed. Stand-by costs subsequent to all parties responding, or expiration of the response time permitted, whichever first occurs, and prior to agreement as to (the participating interests of all Consenting Parties pursuant to the terms of (the second grammatical paragraph of Article VI.B.2.
               (a), shall be charged to and borne as part of the proposed Operation. but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party's interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all Consenting Parties.

    In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in Article VI.B.l. within which to respond by paying for all stand-by costs and other costs incurred during such extended response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period. If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party's interest as shown on Exhibit "A" hears to the total interest as shown on Exhibit "A" of all the electing parties.

4. Deepening: If less than all the parties elect to participate in a drilling, 'Sidetracking, or Deepening operation proposed pursuant to Article VI.B.l., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone of which the parties were given notice under Article VI.B.l. ("Initial Objective"). Such well shall not be Deepened beyond the Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective, such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non-Consenting Parties). Thereupon, Articles VI.B.l. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.l. and
2. If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation, such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses:

(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non-Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting Party's share of the cost of Deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of actual Operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph
(a) above, less those costs recouped by the Consenting Parties from the sale of production from the well. The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well. The Non-Consenting Parties' proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit "C." If the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non-Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening.

     The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article VI.F.
5, Sidetracking: Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows: (a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which, the Sidetracking operation is initiated. (b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party's proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above. Such party's proportionate share of the cost of the well's salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit "C."

<deleted items>

A.A.P.L FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., It is agreed that no wells shall be proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone.

8. Paying Wells. No party shall conduct any Reworking. Deepening, Plugging Back, Completion, Recompletion, or Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C.       Completion of Wells; Reworking and Plugging Back:

1.  Completion:  Without the consent of all  parties,  no well shall be drilled,
Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling, Deepening or Sidetracking shall include:
     Option No. 1: All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and equipping of the well, including necessary tankage and/or surface facilities.
X Option No.2: All necessary expenditures for the drilling, Deepening or Sidetracking and testing of the well. When such well has reached its authorized depth, and all logs, cores and other tests have been completed, and the results thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators having the right to participate in a Completion attempt whether or not Operator recommends attempting to Complete the well, together with Operator's AFE for Completion costs if not previously provided. The parties receiving such notice shall have forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect by delivery of notice to Operator to participate in a recommended Completion attempt or to make a Completion proposal with an accompanying AFE. Operator shall deliver any such Completion proposal, or any Completion proposal conflicting with Operator's proposal, to the other parties entitled to participate in such Completion in accordance with the procedures specified in Article XVI.D. Election to participate in a Completion attempt shall include consent to all necessary expenditures for the Completing and equipping of such well, including necessary tankage and/or surface facilities but excluding any stimulation operation not contained on the Completion AFE. Failure of any party receiving such notice to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the Completion attempt; provided, that Article Vl.B.6. shall control in the case of conflicting Completion proposals. If one or more, but less than all of the parties, elect to attempt a Completion, the provisions of
Article VI.B.2. hereof (the phrase "Reworking, Sidetracking, Deepening, Recompleting or Plugging Back" as contained in Article VI.B.2. shall be deemed to include "Completing") shall apply to the operations thereafter conducted by less than all parties; provided, however, that Article VI.B.2 shall apply separately to each separate Completion or Recompletion attempt undertaken hereunder, and an election to become a Non-Consenting Party as to one Completion or Recompletion attempt shall not prevent a party from becoming a Consenting Party in subsequent Completion or Recompletion attempts regardless whether the Consenting Parties as to earlier Completions or Recompletions have recouped their costs pursuant to Article VI.B.2.; provided further, that any recoupment of costs by a Consenting Party shall be made solely from the production attributable to the Zone in which the Completion attempt is made. Election by a previous Non-Consenting Party to participate in a subsequent Completion or Recompletion attempt shall require such party to pay its proportionate share of the cost of salvable materials and equipment installed in the well pursuant to the previous Completion or Recompletion attempt, insofar and only insofar as such materials and equipment benefit the Zone in which such party participates in a Completion attempt.

2. Rework, Recomplete or Plug Back: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked,

     Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the Reworking, Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and Completing and equipping of said well, including necessary tankage and/or surface facilities.
D.       Other Operations:

Operator shall not undertake any single prospect reasonably estimated to require an expenditure in excess of Forty Thousand and 0/100 ------------ Dollars ($40,000.00) except in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties. l~ Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so requesting an information copy thereof for any single project costing in excess of Thirty-five Thousand Dollars ( 35,000.00 ). Any party who has not relinquished its interest in a well shall have the right to propose that Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to-a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under Articles VI.B.1. or VI.C.1. Option No. 2, which shall be governed exclusively by those Articles). Operator shall deliver such proposal to all parties entitled to participate therein. If within thirty (30) days thereof Operator secures the written consent of any party or parties owning at least 50 % of the interests of the parties entitled to participate in such operation, each party having the right to participate in such project shall be hound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal.

E.       Abandonment of Wells:

     1. Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article Vl.B.2., any well which has been drilled or Deepened under the terms of this agreement and is proposed to be
     -------------------------
completed as a dry hole shall not be

A.A.P.L FORM 610 MODEL FORM OPERATING AGREEMENT - 1989


                  plugged and  abandoned  without  the  consent of all  parties.
               Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well. Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well. The party taking over (be well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface, for which the abandoning parties shall remain proportionately liable.

2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties. If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto. Failure of a party to reply within sixty (60) days of delivery of notice of proposed abandonment shall be deemed an election to consent to the proposal. If, within sixty (60) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties. Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle Operator to retain or take possession of such well and plug and abandon the well.

Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well's salvable material and equipment, determined in accordance with the provisions of Exhibit "C," less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well's salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost. Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production. <deleted items>The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located. The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all assignees. There shall be no readjustment of interests in the remaining portions of the Contract Area.

Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article. Upon written request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well. Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.l. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided, however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration costs for such well as provided in Article Vl.B.2.(b).

F.       Termination of Operations:

Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing, Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing 50 % of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical, Operator may discontinue operations and give notice of such condition in the manner provided in Article VIB.l, and the provisions of
Article Vl.B. or VI.E. shall thereafter apply to such operation, as appropriate.

G.       Taking Production in Kind:
X Option No. I: Gas Balancing Agreement
Each party shall have the right to dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator's surface facilities which it uses. Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment

A.A.P.L FORM 610- MODEL FORM OPERATING AGREEMENT - 1989

directly from the purchaser thereof for its share of all production. If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil and/or Gas in the Contract Area, Operator shall have the right subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil and or Gas or sell it to others at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by Operator upon at least * days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least * days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil and/or Gas not previously delivered to a purchaser. Any purchase or sale by Operator of any other party's share of Oil and/or Gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year. Operator shall market such party's share of production ratably with that of Operator.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market. The sale or delivery by Operator of a non-taking party's share of Oil under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements. Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

In the event one or more parties' separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party's respective proportionate share of total Gas sales to be associated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit .'E.' or is a separate agreement. Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

<deleted items>

ARTICLE VII..

EXPENDITURES AND LIABILITY OF PARTIES

A. Liability of Parties:

The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations, and shall be liable only for i(5 proportionate share of the costs of developing and operating the Contract Area. Accordingly, the liens granted among (be parties in Article VII.B. are given to secure only (be debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation hereunder. It is nor the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to tender the parties liable as partners, co-venturers, or principals. In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm's-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

*        thirty (30) days

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A.A.P.L FORM 610  MODEL FORM OPERATING AGREEMENT - 1989
B.  Liens and Security Interests:

          Each party grants to other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection (herewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder. Such lien and security interest granted by each party hereto shall include such party's leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

               To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder. Any party may file this agreement, the recording supplement executed herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.
               Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party's share of Oil and Gas until the amount owed by such party, plus interest as provided in "Exhibit C." has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party's share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

If any party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by Operator, the non-defaulting parties. including Operator, shall, upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.
               If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

               Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics or materialmen's lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any such due hereunder for services performed or materials supplied by Operator.

C. Advances:
Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof, Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the thirty 20th day of the preceding month
Each party shall pay to Operator its proportionate share of such estimate within thirty (30) days after such estimate and invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit "C" until paid. Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D. Defaults and Remedies:
               If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable. For purposes of this Article VII.D., all notices and elections shall be delivered



12


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A.A.P.L FORM 610- MODEL FORM OPERATING AGREEMENT - 1989

               only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator.
Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

          1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default, specify the action to be taken to cure the default, and specify (hat failure to take such action will result in the exercise of one or more of the remedies provided in this Article. If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement. If Operator is the party in default, theNon-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area 12 after excluding the voting interest of Operator, to appoint a new Operator effective immediately. The rights of a defaultingparty that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to is participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

          2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the dare of default until the date of collection at the rate specified in Exhibit "C" attached hereto. Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.
          3. Deemed Non-Consent: The non-defaulting party may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling of a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or V1.C., as the case may be, to the extent of the costs unpaid by such party, notwithstanding any election to participate theretofore made. If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.
          Untilthe delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit "C," provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-defaulting parties as a result of the default. Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

          4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator. or Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party's anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default. Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made. If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided in this Article VII.D. or any other default remedy provided elsewhere in this agreement. Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.
          5. Costs and Attorneys' Fees. In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney's fee, which the lien provided for herein shall also secure. E. Rentals, Shut-in Well Payments and Minimum
               Royalties: Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper evidence of all such payments. In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B 3.

          Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday and legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so. In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article IV.B.3. F.
               Taxes: Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas
               Interests contributed by such Non-Operator. If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes ate based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party's working interest.
               Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit "C."


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A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

          If Operator considers any tax assessment improper, Operator may. at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit "C"
     Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party's share of Oil and Gas produced under the terms of this agreement.
ARTICLE VIII.
ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A. Surrender of Leases:
The leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

However, should any party desire to surrender its interest in any lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto. Failure of a party to whom such notice is delivered to reply within said 30day period shall constitute a consent to the surrender of the leases described in the notice. If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender.

               <deleted items>

               Upon such  assignment  or lease,  the  assigning  party  shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter's interest in any well's salvable materials and equipment attributable to the assigned or leased acreage. The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit "C," less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface. If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit. If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties. If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.
Any assignment, lease or surrender made under this provision shall not reduce or change the assignor's, lessor's or surrendering party's interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.
          B. Renewal or Extension of Leases: If any party secures a renewal or replacement of an Oil and Gas lease or Interest subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement lease taken before expiration of an existing lease, promptly upon expiration of the existing lease. The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement lease, insofar as such lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such lease within the Contract Area, which shall be in proportion to the interests held at that time by the parties in the Contract Area. Each party who participates in the purchase of a renewal or replacement lease shall be given an assignment of its proportionate interest therein by the acquiring party. If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement lease. The acquisition of a renewal or replacement lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit "A," but any renewal or replacement lease in which less than all parties elect to participate shall not be Subject to this agreement but shall be deemed subject to a separate Operating Agreement in the form of this agreement. If the interests of the parties in the
               Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement leases and their right to receive an assignment of interest shall also reflect such depth variances. The provisions of this Article shall apply to renewal or replacement leases whether they are for the entire interest covered by the expiring lease or cover only a portion of its area or an interest therein. Any renewal or replacement lease taken before the expiration of its predecessor lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the existing lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement lease becomes effective; but any lease taken or contracted for more than six (6) months after (be expiration of an existing lease shall not be deemed a renewal or replacement lease and shall not be subject to the provisions of this agreement. The provisions in this Article shall also be applicable to extensions of Oil and Gas leases. The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases. C Acreage or Cash Contributions: While this agreement is in force, if any party contracts for or receive contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation. If the contribution be in (be form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any acreage or cash contributions it nay obtain in support of any well or any other operation on the Contract Area The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside the Contract Area.



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A.A.P.L FORM 610- MODEL FORM OPERATING AGREEMENT - 1989


     If any party contracts for any consideration relating to disposition of such party's share of substances produced hereunder, such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

                  D.       Assignment; Maintenance of Uniform Interest:

For (be purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, wells, equipment and production covered by this agreement no party shall sell, encumber, transfer or make other disposition of its interest in the Oil and Gas Leases and Oil and Gas Interests embraced within the Contract Area or in wells, equipment and production unless such disposition covers either:

     1. the entire interest of the party in all Oil and Gas Leases, wells, equipment and production; or 2 an equal undivided percent of the party's present interest in all Oil and Gas Leases, wells, equipment and production in the Contract Area. Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and Gas Lease shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article Vll.B. shall continue to burden the interest transferred to secure payment of any such obligations. If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such party's share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party's interest within the scope of the operations embraced in this agreement; however, all such co-owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

     E. Waiver of Rights to Partition: If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein. <deleted items>

ARTICLE IX.
INTERNAL REVENUE CODE ELECTION
If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit "G" or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter "K," Chapter 1, Subtitle "A," of the Internal Revenue Code of 1986, as amended ("Code"), as permitted and authorized by
Section 761 of the Code and the regulations promulgated thereunder. Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulations ss.1.761. Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter "K," Chapter I, Subtitle "A," of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.

ARTICLE X.
CLAIMS AND LAWSUITS

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed Ten Thousand and O/100 Dollars ($10,000.00 ) and if the payment is in complete settlement of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling, settling, or otherwise discharging such claim or suit shall be at the joint expense of the parties participating in the operation from which the claim or suit arises. If a claim is made against any party or if any party is sited on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such Party shall immediately notify all other parties, and the claim or suite shall be treated as any other claim or suit involving operations hereunder.

A.A.P.L. FORM 610- MODEL FORM OPERATING AGREEMENT - 1989


ARTICLE XI'
FORCE MAJEURE

If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The term "force majeure," as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension. The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

ARTICLE XII,
NOTICES
All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on Exhibit "A." All telephone or oral notices permitted by this agreement shall be confirmed * by written notice. The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received. "Receipt" for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such party. The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or 48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties. If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, (be notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

*within forty-eight (48) hours thereafter

ARTICLE XIII,
TERM OF AGREEMENT

This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement. XX Option No. 1: 50 long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

<deleted items>

The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination. Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator's interest, upon request of Operator, if Operator has satisfied all its financial obligations. ARTICLE XIV COMPLIANCE WITH LAWS AND REGULATIONS

          A. Laws, Regulations and Orders: This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules, regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state, and local laws, ordinances, rules, regulations and orders.

B. Governing Law:
This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state in which the Contract Area is located. If the Contract Area is in two or more states, the law of (be state of California shall govern.

C. Regulatory Agencies:
Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or



16
A.A.P.L. FORM 610- MODEL FORM OPERATING AGREEMENT - 1989

orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area. With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator's interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission * , or predecessor or successor agencies to (be extent such interpretation or application was made in good faith and does not constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator's share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

*Internal Revenue Service

ARTICLE XV.
MISCELLANEOUS


A. Execution:
          This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit "A' as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in
     Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations. In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination. In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest. In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit "A" as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the Initial Well which would have been charged to such person under this agreement if such person had executed the same and Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B. Successors and Assigns:
                  This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or
Interests included within the Contract Area.

C. Counterparts:
          This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D. Severability:
          For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

ARTICLE XVI.
OTHER PROVISIONS

(Refer to pages 17a, 17b,17c,17d, and 17e)

ARTICLE XVI.
OTHER PROVISIONS

               A. ACQUISITION OF PROPRIETARY GEOPHYSICAL DATA:

    Should any party wish to acquire or acquires any proprietary geophysical data within the Contract Area, it shall give written notice of same to the non-acquiring party, who shall have twenty (20) days within which to elect whether or not to participate in said acquisition in proportion to its working interest herein as described in Exhibit "A". Failure to respond within said twenty (20) day period shall be deemed to be an election not to participate in said acquisition. if any party does not agree to participate in a geophysical data acquisition, then said data shall be excluded from this Agreement and the non-acquiring party shall have no ownership rights in said geophysical data.


               B. LIABILITY:

    All liability hereunder shall be several and not joint or collective. It is not the purpose of this Agreement, nor the intent of the parties, to create a partnership, partnership for a specific purpose, joint venture, or any other relationship which would render the parties liable as partners, associates or joint venturers.

    Each Non-Operator shall indemnify and hold Operator harmless against any and all liability in excess of insurance coverage carried for the joint account for injury to each such Non-Operator's officers, employees and/or agents, resulting from or in any way relating to such officers, employees and/or agents presence on a drilling rig on the Contract Area or from such person traveling by air or water between any point and such drilling rig.


               C. DELAY RENTALS:

    Subject to Article VII.E., Operator shall pay all delay rentals, shut-in royalties, and/or minimum royalties which may be required by the terms of any lease within the Contract Area and subject to this Agreement. Non-Operator shall promptly reimburse Operator for its share of any such payment, in accordance with its working interest percentage as set out in Exhibit "A".


               D. ORDER OF OPERATIONS:

    Where a well, authorized under the terms of this Agreement has been drilled to the Contract Depth, and if within 24 hours of delivery of the initially proposed further operation, the parties participating in the well cannot agree on the sequence and timing of further operations regarding such well, the following elections shall control in order enumerated below:

1. An election to do additional logging, coring or testing;

     2. An election to attempt to complete the well at either the authorized depth or objective formation;

     3. An election to deepen the well;

17a.

4.       An election to plug back and attempt to complete the well;

5.       An election to sidetrack the well;

6. Plugging and abandonment.


               It is provided, however, that if at any time while the parties are considering the above election, the hole is in such a condition that a reasonably prudent Operator would not conduct the operations contemplated by the particular election involved for fear of placing the hole in jeopardy or losing the same prior to completing the well, such election shall not be given the priority hereinabove set forth. In such an event, the operation which is less likely to jeopardize the well will be conducted.


    E. OBLIGATION WELL:

               If any party hereto does not consent to join in the drilling of any Obligation Well (as hereinafter defined), such "non-Drilling" party shall assign and forfeit to the "Drilling Party or Parties" all of its interest in the Leases or Farmout Acreage, or portion thereof1 to the formations and/or depths covered thereby which would be lost or not earned if such Obligation Well were not drilled. Such assignment shall be made to the Drilling Parties promptly after the Obligation Well is spud.


               The term "Obligation Well", as used herein, shall mean any well which must be drilled in order to prevent a termination of any Lease or Farmout Acreage or portion thereof. In the event a proposal to drill a well is made within 90 days from the termination of any Lease or Farmout Acreage not otherwise held or maintained in force and effect, such well would also be deemed an Obligation Well.


               Subject to the provisions of Article XVI.D. if less than all parties elect to participate in a completion attempt on any Obligation Well where production from such Obligation Well is required to prevent the loss of any Lease, Farmout Acreage or portion thereof, and if such completion attempt is made and results in a well which serves to maintain such Lease, Farmout Acreage or portion thereof in force and effect, each non-Drilling party shall assign and forfeit its interest to the same extent as if such party had failed to participate in the actual drilling of the Obligation Well. Such assignment shall be made to the Drilling Parties promptly after commencement of such completion operations.


    F. REAL COVENANT.

The terms, covenants and conditions of this Agreement shall be covenants running with the lands and leasehold estates covered hereby and with each transfer or assignment of said lands or leasehold estates, each party making an assignment or transfer of any lands or leasehold estates covered hereby shall state that such assignment or transfer is subject to all the terms, covenants and conditions hereof. Notice of any such assignment or transfer shall promptly be given to the Operator.



17b.

G.       AREA OF MUTUAL INTEREST:

               1. An Area of Mutual Interest (AMI) covering the lands set forth in Exhibit "A-i" attached hereto is hereby established between the parties hereto to become effective as of the date of this Operating Agreement, and shall remain in full force and effect pursuant to Article XIII. herein.

               2. Should any party subject hereto acquire an interest within the AMI, by lease, purchase, farm-in, or otherwise, including but not limited to leasehold interests, royalty interests, overriding royalty interests, mineral fee interests, and non-participating royalty interest, the acquiring party shall give, within thirty
               (30) days after acquiring such interest, written notice to the non-acquiring party setting forth a description of the acquired interest and the consideration paid therefore. The non-acquiring party shall make its election in writing within fifteen (15) days after its receipt of said notice whether or not to reimburse the acquiring party for its proportionate share of the acquisition costs. An election to so reimburse the acquiring party shall entitle the non-acquiring party to a recordable assignment of its proportionate working interest in the acquired interest as soon as possible after said reimbursement. Failure by the acquiring party to make an election within fifteen (15) days of receipt of said notice shall constitute an election on its part not to reimburse the acquiring party and shall not entitle the non-acquiring party to an assignment of such non-acquired interest.

          3. Any interest acquired pursuant to this paragraph XVIG will be subject to the overriding royalty provided for in paragraph four
               (4) of the October 13, 1997 Agreement to which this Operating Agreement is attached as Exhibit "B".

    H. CONFIDENTIALITY AND LIMITED DISCLOSURE:

Except as otherwise provided below and except for necessary disclosures to appropriate court and governmental agencies, no party to this Agreement shall release any "Confidential Data," which shall include but shall not be limited to any geological, geophysical, reservoir, engineering, production, or technical information or any logs, maps, reports, interpretations, records, data, or other information pertaining to proposed operations, the progress, tests, or results of any well unless agreed to, in writing, by all the participating parties. Any party who transfers an interest hereunder to any third party shall, along with any such third party assignee,




17c.

remain subject to all of the terms and conditions set forth herein. Any party may make Confidential Data available to affiliates, prospective purchasers of all or a portion of its interest, reputable consulting firms, and gas transmission companies for hydrocarbon reserve and other technical evaluations, and to reputable financial institutions for study prior to commitment of funds. Any third party permitted such access shall first agree in writing to be bound by the confidentiality provisions of this Agreement, and under no circumstances shall such third party be allowed to utilize such data for its personal advantage or any other purposes not related to this Agreement. It shall not be a breach of this provision if a party provides such data pursuant to a valid order of a Federal or state Court or regulatory agency, and the party makes provision for an appropriate protective order, if available. Releases to the news media, industry journals, or any other published or broadcast medium concerning any operations or other matters related to this Agreement are prohibited unless any such proposed release is agreed to in advance in writing by all parties entitled to the information concerning any such operations or other matters pursuant to the terms and provisions of this Agreement. It is agreed between the parties hereto and its successors and assigns that the terms of provision shall be limited to the data acquired pursuant to and subject to this agreement.

I.       BANKRUPTCY

               If, following the granting of relief under the Bankruptcy Code to any party as debtor thereunder, this Agreement should be held to be an executory contract within the meaning of 11 U.S.C. Section 365, then the Operator, or (if the Operator is the debtor in bankruptcy) any other party hereto, shall be entitled to receive a determination by debtor, or any trustee for debtor, within thirty days from the date an order for relief is entered under the Bankruptcy Code, of such debtor or trustee's rejection or assumption of this Operating Agreement. In the event of an assumption, Operator or said other party shall be entitled to receive adequate assurances from such debtor or trustee as to the future performance of debtor's obligation hereunder and the protection of the interest of all other parties hereto.

    J. PARTICIPATION AGREEMENT:

The parties agree that, this Operating Agreement is subject to those certain Participation Agreements in substantially the same form between Hamar II Associates, LLC, and Amerada Hess Corporation, and Saba Petroleum Company, each dated November 1, 1997. Any conflict







17d.

between  this  Operating   Agreement  and  the  Participation   Agreements1  the
Participation Agreements shall prevail.

               K. WELL DATA REQUIREMENTS:

    During the drilling and completion of any well drilled under the terms of this Agreement, it is agreed that Operator shall provide the Non-Operators with the information listed on Exhibit "G", which is attached hereto and made a part hereof.



               L. MEMORANDUM OF OPERATING AGREEMENT AND FINANCING STATEMENT:

          The Parties agree that in conjunction with the execution of this Agreement, each party will sign two (2) copies of the Memorandum of Operating Agreement and Financing Statement ("Memorandum"), a copy of which is attached hereto as Exhibit "H".


N. Mark A. Nahabedian, Rodney C. Hill, Rodney C. Hill, A Professional Corporation have signed this agreement solely for purpose of expressing their respective consents to this agreement. Neither of such signatories assumes any personal liability or obligation, or shall derive individually any rights, under this agreement.



17e.

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989 _
     IN WITNESS WHEREOF, this agreement shall be effective as of the 19th day of November 19 97. ----------------- -------- --
2 19. :7 .

ATTEST OR WITNESS:

AMERADA HESS CORPORATION
By (signature)
J.Y. CHRISTOPHER
Type or print name

Title: ATTORNEY-IN-FACT
NOV 19 1997


Tax ID or S.S. No.

HAMAR II ASSOCIATES. LLC

By (signature)
MARK A. NAHABEDIAN

Type or print name

INDIVIDUALLY AND AS A MEMBER

RODNEY C. HILL
A PROFESSIONAL CORPORATION


By (signature)
RODNEY C. HILL
Type or print name

Title INDIVIDUALLY AND ON BEHALF OF RODNEY C.
HILL
A PROFESSIONAL CORPORATION
Date

Tax ID or S.S. No.

SABA PETROLEUM COMPANY
By (signature)
Ilyas Chaudhary
EXHIBIT "A"



    Attached to and made a part of that certain Operating Agreement dated November 1, 1997 by and between Amerada Hess Corporation, Hamar II Associates, LLC, and Saba Petroleum Company.

     (1) The lands subject to this agreement ("Contract Area") are shown outlined on Exhibit "A-1" attached hereto.

     (2) There are no restrictions as to depths, formations or substances, except as provided for in the oil and gas leases subject to this agreement and listed below.

(3)&(4)The Parties to this agreement and their respective working interest percentages are as follows:




B.
A.

     Initial Test or Substitute Test (Drilling and  Completion)  Post Completion
     of Initial Test or Substitute Test
                                 -----------------------
and
all subsequent wells


Amerada Hess Corporation-                       60%                             40%
                  Operator - B Non-operator - A

500 Dallas Street
One Allen Center
Houston, TX 77002
Attention:        Mr. James S. Hughart
Telephone:        (713) 609-5517
Facsimile:        (713) 609-5608

Hamar II Associates, LLC Operator           10%                                 40%
Operator A
Non-operator - B

214 West Aliso St.
Ojai, CA 93023
Telephone:        (805) 646-4276
Facsimile:        (805) 646-3476

Saba Petroleum Company                      30%                                 20%
Non-operator

3201 Skyway, Suite 204
Santa Maria, Ca 93455
Telephone:        (805) 347-8700
Facsimile:        (805) 347-1072


(5)      Oil and Gas Leases subject to this agreement. (See next page)

(6)  Burdens on the  leases  not to exceed  twenty-seven  and  one-half  percent
(27.5%).

Exhibit "A-1"

Attached to and made a part of that certain Operating Agreement dated November 1, 1997 by and between Amerada Hess Corporation, Hamar II Associates, LLC, and Saba Petroleum Company.

               COPAS - 19B4 - ONSHORE




    EXHIBIT "C"

          l Attached. to and made a part of that certain Operating Agreement dated November 1 , 1997 by and between Amerada Hess Corporation Hamar II
     Associates,        LLC       and       Saba       Petroleum        Company.





ACCOUNTING PROCEDURE

JOINT OPERATIONS
I. GENERAL PROVISIONS

I.       Definitions
16 "Joint  Property" shall mean the real and personal  property  .subject to the agreement to which this Accounting Procedure 17 is attached. 18 "Joint Operations" shall mean all operations necessary or proper for the development, operation. protection and 19 maintenance of the Joint Property. 20 "Joint Account" shall mean the account showing the charges paid and credits received in the conduct of the Joint 21 Operations and which are to be shared by the Parties. 22 "Operator" shall mean the party designated to conduct the Joint Operations. 23 "Non-Operators" shall mean the Parties to this agreement other than the Operator. 24 "Parties" shall mean Operator and Non-Operators. 25 "First Level Supervisors" shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating 27 capacity. 28 "Technical Employees" shall mean those employees having special and specific engineering. geological or other 29 professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and :30 problems for the benefit of the Joint Property. 31 "Personal Expenses" shall mean travel and other reasonable reimbursable expenses of Operator's employees. 32 "Material" shall mean personal property. equipment or supplies acquired or held for use on the Joint Property. :33 "Controllable Material" shall mean Material which at the time is so classified in the Material Classification Manual 'is 34 most recently recommended by the Council of Petroleum Accountants Societies. 35 36 2. Statement and Billings 37 38 Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint 39 Account for the preceding month. Such hills will be accompanied by statements which identify the authority for 40 expenditure. lease or facility, and all charges and credits summarized by appropriate classifications of investment an(l 41 expense except that items of Controllable Material and unusual charges and credits shall be separately identified and 12 fully described in detail. 43 44 3. Advances and Payments by Non-Operators

A. Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month's operation within after receipt of the billing or by the first day of the month for which the advance is required. whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

B. Each Non-Operator shall pay its proportion of all bills within thirty (30) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at ______________________ Chase Manhattan Bank on the first day of the month in which delinquency occurs plus 1% or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located, whichever is the lesser, plus attorney's fees, court costs, and other costs in connection with the collection of unpaid amounts.

58       4.       Adjustments

Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof provided, however. all bills and statements rendered to Non-Operators by Operator (during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four
(24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory Controllable Material as provided for in Section V.


COPYRIGHT(C) 1985 by the Council of Petroleum Accountants Societies.
-1-

               5. Audits

    A. A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator's accounts and records relating to the Joint Account for any calendar year within the twenty-four (24) month period following the end of such calendar year: provided. however. the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this
Section I. Where there are two or more Non-Operators. the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators' audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.


    B. The Operator shall reply in writing to an audit report within ~8O days after receipt of such report.


               6. Approval By Non-Operators

Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator's proposal, and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.




II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

               1. Ecological and Environmental

Costs incurred for the benefit of the Joint Property as a result of governmental or regulatory requirements to satisfy environ-mental considerations applicable to the Joint Operations. Such costs may include surveys of an ecological or archaeological nature and pollution control procedures as required by applicable laws and regulations.

               2. Rentals and Royalties

Lease rentals and royalties paid by Operator for the Joint Operations.

               3. Labor
          A. (1) Salaries and wages of Operator's field employees directly employed on the Joint Property in the conduct of Joint Operations.

          (2) Salaries of First Level Supervisors in the field.

          (3) Salaries and wages of Technical Employees directly employed on the Joint Property if such charges are excluded from the overhead rates

          (4) Salaries and wages of Technical Employees either temporarily or permanently assigned to and directly employed in the operation of the Joint Property if such charges are excluded from the overhead rates.

    B. Operator's cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II. Such costs under this Paragraph 3B may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages chargeable to the Joint Account under Paragraph 3A of this Section II. If percentage assessment is used, the rate shall be based on the Operator's cost experience.

          C. Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator's costs chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.

    D. Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II.

               4. Employee Benefits

Operator's current costs of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator's labor cost chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II shall be Operator's actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants Societies.

5,  Material

Material purchased or furnished by Operator for use on the Joint Property as provided under Section TV. Only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.

6.       Transportation

Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

A. If Material is moved to the Joint Property from the Operator's warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.

    B. If surplus Material is moved to Operator's warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by the Parties.
     C. In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.

7.Services

     The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph 10 of Section II and Paragraph iii, and iii, of Section III. The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel not directly engaged on the Joint Property shall not be charged to the Joint Account unless previously agreed to by the Parties.


8.      Equipment and Facilities Furnished By Operator

          A. Operator shall charge the Joint Account for use of Operator owned equipment and facilities at rates commensurate with costs of ownership and operation. Such rates shall include costs of maintenance, repairs, other operating expense. insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed eleven percent (11%) per annum. Such rates shall not exceed average commercial rates currently prevailing in the immediate area of the Joint Property.

          B. In lieu of charges in paragraph 8A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property less 20%. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.


9.  Damages and Losses to Joint Property

All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator's gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.


10. Legal Expense

Expense of handling, investigating and settling litigation or claims, discharging of liens, payment of judgements and amounts paid for settlement of claims incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator's legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section I, Paragraph
                  3.


11. Taxes

All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof. or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest. then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party's working interest.


12. Insurance

Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self-insurer for Worker's Compensation and/or Employers Liability under the respective state's laws. Operator may. at its election, include the risk under its self-insurance program and in that event. Operator shall include a charge at Operator's cost not to exceed manual rates.


13.     Abandonment and Reclamation

Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority.


14.     Communications

Cost of acquiring. leasing, installing, operating, repairing and maintaining communication Systems, including radio and microwave facilities directly serving the Joint Property. In the event communication facilities/systems serving the joint Property are Operator owned, charges to the Joint Account shall be made as provided in Paragraph 8 of this Section II.


15.      Other Expenditures
     Any other expenditure not covered or dealt with in the foregoing provisions of this Section II. or in Section III and which is of direct benefit to the joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint Operations.
3

III. OVERHEAD


               1. Overhead - Drilling and Producing Operations

    i. As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge drilling and producing operations on either:

    (XX) Fixed Rate Basis, Paragraph lA,
(     )   or (  ) Percentage Basis, Paragraph lB
Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under Paragraph 3A,
Section 11. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in the above selected Paragraph of this Section III unless such cost and expense are agreed to by the Parties as a direct charge to the Joint Account.

    ii.The salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint Property:

    (  ) shall be covered by the overhead rates, or
(XX) shall not be covered by the overhead rates.

    iii. The salaries, wages and Personal Expenses of Technical Employees and/or costs of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property:

(X~ shall be covered by the overhead rates. or ( ) shall not be covered by the overhead rates.

    A. Overhead - Fixed Rate Basis

(1) Operator shall charge the Joint Account at the following rates per well per month:

Drilling Well Rate $5,750.00
(Prorated for less than a full month)

Producing Well Rate $575.50

          (2) Application of Overhead - Fixed Rate Basis shall be as follows:
                  (a)      Drilling Well Rate

(1) Charges for drilling wells shall begin on the date the well is spudded and terminate on the date the drilling rig, completion rig, or other units used in completion of the well is released, whichever is later, except that no charge shall be made during suspension of drilling or completion operations for fifteen
(15) or more consecutive calendar days.

(2) Charges for wells undergoing any type of workover or recompletion for a period of five (5) consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover, commence through date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.

                  (b)      Producing Well Rates

     (I) An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month. (2) Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.

     (3) An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.

     (4) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.

     (5) All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.
(3) The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Production Workers for the last calendar year compared to the calendar year preceding as shown by the index of average weekly earnings of Crude Petroleum and Production Workers as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian index as published by Statistics Canada. as applicable. The adjusted rates shall be the rates currently in use. plus or minus the computed adjustment.

2.       Overhead - Major Construction

To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the Joint Property, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint Account for overhead based on the following rates for any Major Construction project in excess of $
A. 5% of first $100,000 or total cost if less, plus B. 3% of costs in excess of $100,000 but less than $1,000,000, plus C. 2% of costs in excess of $1,000,000.

     Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.

3.       Catastrophe Overhead

To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates: A. 5% of total costs through $100,000; plus B. 3% of total costs in excess of $100,000 but less than $1,000,000; plus
C. 2% of total costs in excess of $1,000,000.

Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.

  4.     Amendment of Rates

The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.



IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS


Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint
Property.  Operator  shall  provide all Material for use on the Joint  Property;
however,   at  Operator's   option,   such  Material  may  be  supplied  by  the
Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.

I.       Purchases

     Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.
2.       Transfers and Dispositions

     Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator, unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:

A.  New Material (Condition A)

     (1) Tubular Goods Other than Line Pipe


(a) Tubular goods, sized 2 3/8 inches OD and larger except line pipe. shall be priced at Eastern mill published carload base prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered. the 70,000 pound or 90,000 pound rail rate may be used. Freight charges for tubing will be calculated from Lorain, Ohio and casing from Youngstown, Ohio.

(b) For grades which are special to one mill only. prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point nearest the Joint Property as provided above in Paragraph 2.A.(l)(a). For transportation cost from points other than Eastern mills, the 30,000 pound Oil Field Haulers Association interstate truck rate shall be used.

          (c) Special end finish tubular goods shall be priced at the lowest published out-of-stock price. f.o.b. Houston. Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate. to the railway receiving point nearest the Joint Property.

(d) Macaroni tubing (size less than 2 3/8 inch OD) shall be priced at the lowest published out-of-stock prices f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.


(2)                                                                Line Pipe


     (a) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(I)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

(b) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment, plus 20 percent. plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(l)(a) as provided above. Freight charges shall be calculated from Lorain, Ohio.

     (c) Line pipe 24 inch OD and over and3/4inch wall and larger shall be priced f.o.b. the point of manufacture at current new published prices plus transportation cost to the railway receiving point nearest the Joint Property.

(d) Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.

(3) Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.


(4) Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property. Unused new tubulars will be priced as provided above in Paragraph 2 A (1) and (2).

B.  Good Used Material (Condition B)

                  Material in sound and serviceable condition and suitable for reuse without reconditioning:

     (1) Material moved to the Joint Property
At  seventy-five  percent (75%) of current new price, as determined by Paragraph
A.

     (2) Material used on and moved from the Joint Property
     (a) At seventy-five percent (75%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as new Material or (b) At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material.
     (3) Material not used on and moved from the Joint Property At seventy-five percent (75%) of current new price as determined by Paragraph A.

The cost of reconditioning, if any, shall be absorbed by the transferring property.

C.       Other Used Material

(1)      Condition C

Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition C value plus cost of reconditioning does not exceed Condition B value.

    (2)Condition D
Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operators.

          (a) Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.
          (b) Casing. tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g. power oil lines. shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods shall be priced on a non upset basis.

(3)      Condition E

Junk shall be priced at prevailing prices. Operator may dispose of condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.


D.       Obsolete Material

Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.

E. Pricing Conditions

(1) loading or unloading costs may be charged to the Joint Account at the rate of twenty-five cents (25(cent)) per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in Section III, Paragraph 1.A(3). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.

          (2) Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.
3.       Premium Prices

Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator's actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4.       Warranty of Material Furnished By Operator

          Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.

V. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

1        Periodic Inventories, Notice and Representation

At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2.       Reconciliation and Adjustment of Inventories

Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.

3.       Special Inventories
Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.

4.       Expense of Conducting Inventories

A. The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the Parties.

          B. The expense of conducting special inventories shall be charged to the Parties requesting such inventories. except inventories required due to change of Operator shall be charged to the Joint Account.

Exhibit "D"

               Attached to and made a part of that certain Joint Operating Agreement dated November 1, 1997 by and between
    Amerada Hess Corporation, Hamar II Associates, LLC, and
    Saba Petroleum Company


INSURANCE



     At all times while operations are conducted, Operator shall either qualify as a self-insurer under applicable federal and state laws or maintain in force for its protection and the parties the following insurance coverage:

Workers' Compensation Insurance to cover full liability under the Workers' Compensation Law of Texas and any other applicable law.

Employers' Liability Insurance with a limit of $100,000 each occurrence.



All insurance purchased or carried for the parties by Operator shall, to the extent possible, provide for waiver of insurers' rights of subrogation against all parties. No insurance, other than that described above, shall be carried for the benefit of the parties by Operator. Each party individually may acquire insurance as it deems prudent to protect itself against any uninsured/self-insured losses or exposures; provided, however, such insurance shall contain a waiver of insurers' rights of subrogation against all other parties to the monetary extent the party so insured is obligated under this agreement to bear its share of losses.


For the protection of the parties. Operator shall require contractors performing work to obtain and maintain all insurance and bonds as may be required by any applicable law, regulation, rule or contract and any other insurance and bonds as Operator deems prudent to require. To the extent possible, any indemnities Operator is able to obtain from contractors shall also be for the benefit of other parties.

EXHIBIT "E"
TO OPERATING AGREEMENT

               dated November 1 , 1997 by and between Amerada Hess Corporation, Hamar II Associates, LLC, Saba Petroleum Company.

GAS BALANCING AGREEMENT
(ONSHORE)


1.  General Provisions

1.1 Scope. It is the intent of this Agreement that during the productive life of the oil and gas leases subject to the Operating Agreement, the parties shall have had the opportunity to share in the total cumulative production from the leases in proportion to their working interests as Set out in the Operating Agreement. This Agreement is intended to promote that purpose and to protect each party against other parties receiving more than their proportionate share or the total cumulative production. For the purposes of this Agreement, at volumes and amounts of gas shall be thermally adjusted so that such volumes and amounts shall be reported and balanced hereunder on a BTU equivalent basis. For the purposes of determining cumulative production hereunder. gas used in tease operations. vented or lost shall be excluded.

1.2          Definitions. As used in this Agreement:

     Cumulative overproduction means the amount by which the cumulative volume of gas taken by a party within a category or gas exceeds the cumulative volume that party was entitled to take within such category according to its working interest.

     Cumulative Underproduction means the amount by which the cumulative volume or gas taken by a party within a category is less than the cumulative volume that party was entitled to lake within such category according to its working interest. Make-Up Gas means the volume taken by an Underproducer to make up Cumulative
Underproduction pursuant to Paragraph 23 below.

                  Nonaffilliate as it relates to a party means any corporation or other business organization not in control of and not controlled by and not under common control with such party.

                  Overproducer   means   a   party   charged   with   Cumulative
Overproduction.

                  Underproducer   means  a  party   credited   with   Cumulative
Underproduction.

1.3 Balancing by Category. Volumetric balancing hereunder shall apply separately to each category established by law, regulation or governmental order for the purposed setting a ceiling price for gas. including but not limited to categories established by the Natural Gas Policy Acto of 1978 and the Federal Energy Regulatory Commission. All gas which is now or hereafter becomes unregulated as to price shall be considered a separate category. In all cases involving he revision of a category. any Cumulative Overproduction and
Cumulative Underproduction accrued prior to the revision shall remain in the previous category and not be carried forward to the category as revised. Underproduction of one category of gas shall not be recouped by overproduction of any other category of gas.

2.  Gas Balances

2.1 Gas Imbalances. Notwithstanding anything to the contrary in the Operating Agreement. if any party lakes and disposes of less than its working interest share of gas (including casinghead gas) produced and saved during any calendar month. the volume not taken by such party may be taken by any other party or parties hereto. if such volume is taken by more than one party. Each taking party shall be entitled to take the proportion thereof that its working interest beans to the sum of the working interests of all taking parties, or in such other proportions as the taking parties may agree upon among themselves.

2.2 Operators Statements. On or before the end of each calendar month. Operator shall furnish the parties with a written statement showing for each category (a) the total volume of gas taken by each party during the preceding calendar month:
(b) the Make-Up Gas taken by each party during that month: and (c) the Cumulative Overproduction or Cumulative Underproduction, if any, of each party as of the end of that month.

2.3 MakeUp Underproduction. Parties desiring to make up cumulative underproduction must give the Operator 30 days prior written notice. Until their individual accounts are no longer in an underproduced status. underproduced parties desiring to make up cumulative underproduction shall have the collective right to take or deliver gas to its purchaser under the formula: total underbalance/365 - total daily makeup share (in addition to entitlement) by underproduced parties. from all overproduced parties, provided that an individual party's right to take such additional amount shall be in the proportion that its working interest beans to the total working interest of all underproduced parties desiring to make up. white such underproduction is being made up, each overproduced party shall reduce its respective share of production in the proportion that such party's working interest bears to the total working interest of all overproduced parties. but in no event shall any overproduced party be required to reduce its gas takes to less than 50 percent (50%) of such overproduced party's working interest share of current production. Once an underproduced party begins making up underproduction it shall continue to do so until the account becomes balanced. An underproduced party shall have the right to cease taking makeup gas only if it loses its gas market. It must continue to make up underbalance once market is regained.

2.4 Oil and Other Minerals. Regardless of the volume of gas actually taken by any party hereto, such party shall share, as otherwise provided in the Operating Agreement, in the production of crude oil, condensate and other minerals separated from the gas in facilities operated for the joint account.

     2.5 Costa and Expenses. Regardless of the volume of gas actually taken by any party hereto, such party shall bear costs and expenses as otherwise provided in the Operating Agreement.

3.  Cash Balancing

3.1 Termination: If all parties have not achieved volumetric gas balance in all categories upon termination of the Operating Agreement or upon a permanent cessation of all gas production thereunder. Operator shall furnish to all parties a statement showing the final Cumulative Overproduction and Cumulative Underproduction of each party by category. and the month and year in which it accrued. In determining the timing of accruals. MakeUp Gas shall be applied against Cumulative Overproduction and Cumulative Underproduction on a first in first out basis. Within sixty (60) days after receipt of operating statement, each Overproducer shall furnish to all other parties a statement showing the value of its Cumulative Overproduction for each category. based on the price the Overproducer actually received for the gas in a sale to a Nonaffiliate during the months in which the Cumulative Overproduction accrued, less all payments made by The Overproducer pursuant to Paragraph 4 below. In the absence of a sale to a Nonaffiliate, value shall be based on the weighted average price received by the parties hereto in sales to Nonaffiliates during the month in question or such other method as is appropriate to determine the fair market value of the gas. Each upon the statements furnished by Overproducers. the net amount owed by or to each party for all categories combined shall be calculated by Operator and furnished to all parties in a final cash balancing statement.

3.2 Dispositions. In the event any party sells, assigns. or otherwise transfers any of its interest In the leases to which this Agreement applies, and if at the time of such disposition such party is an Overproducer. any Underproducer shall receive, upon written request made within sixty (60) days of being notified of such disposition, an immediate cash balancing of its share of the Cumulative Overproduction of the disposing party in accordance with the concepts set forth in this Agreement. In addition. in the event there is a permanent cessation of all gas production from a particular category of gas, an Underproducer shall receive, upon written request made within sixty (60) days of such cessation an immediate cash balance of its share of the Cumulative Overproduction of the Overproducer as to that category of gas in accordance with the concepts set forth in this Agreement. The provisions of this section shall not be applicable in the event an overproduced party has disposed of its interest by transfer of its assets, in whole or in part to a subsidiary or parent company in which such parent or subsidiary owns a majority interest in such overproduced party.

3.3 Settlements. Any underproduced party may demand in writing within forty-five
(45) days after receipt of the overproduced party's notice, natural gas or like grade. quantity and quality from another mutually agreeable source. If ninety
(90) days after the overproduced party receives the underproduced parties' written demand the parties cannot reach agreement to said natural gas of like grade, quantity end quality from another mutually agreeable source, then the parties shall elect a cash settlement. Any monetary settlement between the parties shall be made net of any royalties. production taxes, transportation charges and any severance taxes previously paid on the overproduction by the overproduced party, and also net of any outstanding amounts related to the lease(s) or unit which are owned by the underproduced party to the overproduced party.

4.        Payments on Production

Each party shall pay all production or severance taxes, excise taxes. royalties. overriding royalties, production payments and other such payments on production which it is obligated by law or by lease or by contract (including the Operating Agreement). and nothing in this Gas Balancing Agreement shall be construed as affecting such obligations. Each party hereto agrees to indemnity and hold harmless the other parties hereto against all claims, losses or liabilities arising out of its failure to fulfil such obligations.

5.       Complete Taking by Overproducer

               In any situation in which there exists an imbalance of gas, Operator shall make every effort to determine the point in time when an Overproducer has taken and produced one hundred percent (100%) of its working interest share of gas reserves for a particular category of gas. Upon notice by Operator that it believes that such point in time has been reached. Operator shall suspend delivery of such gas to such Overproducer and each Underproducer shall be entitled to take one hundred percent (100%) of production as to that category until recovery of its Cumulative Underproduction for that category. and from the time of such notice until such recovery. the Overproducer shall have no rights to the gas from such category. Notwithstanding the above, if at any time the Underproducers fail to take on hundred percent (100%) of such production. then at such time. all other parties. including the Overproducer. shall be entitled to produce and sell the gas the Underproducers fail to take as provided for in this Paragraph

6.       Choice of Law

          This Agreement and all matters pertaining hereto,  including,  but not limited to matters of performance, non-performance. breach, remedies, procedures. rights. duties and interpretation or construction, shall be governed and determined by the law of the State of California.
    7. Dispute Settlement

               Any dispute arising out of or relating to this agreement shell be settled by binding arbitration in accordance with the rules of the American Arbitration Association. Each party shall appoint an arbitrator and the two so appointed shall select a third arbitrator within sixty (60) days. The award of any two arbitrators shall be conclusive upon the party judgement upon the award may be entered in any court having jurisdiction thereof. The arbitrators shall not award punitive damages in settlement of any controversy or claim. The fees and expenses of arbitration shall be born equally by the parties hereto. The parties agree to be bound by the result of arbitration and hereby waive any right to appeal the award. Any arbitration proceedings shall take place in Houston, Texas.

Exhibit "F"

               Attached to and made a part of that certain Joint Operating Agreement dated November 1, 1997 between Amerada Hess Corporation Hamar II Associates, LLC, and Saba Petroleum Company.


In order to insure compliance with the Equal Employment Opportunity provisions of Executive Orders 11246, 11375 and 11701, Operator agrees and certifies as follows:

A. Operator is aware of and is fully informed of Operator's responsibilities under Executive Orders 11246, 11375 and 11701, and shall file compliance reports as required by Section 203 of Executive Order 11246 and otherwise comply with the requirements of such orders and with all rules and regulations promulgated thereunder, including but not limited to, 41 CFR Part 60-1, 41 CFR Part 60-2 and 41 CFR Part 50-250, and all amendments or additions thereto.

     B. During the performance of this contract, Operator shall be bound by and agrees to the following provisions as contained in Section 202 of Executive Order 11246, to-wit:
1. The Operator will not discriminate against any employee or applicant for employment because of race, color, religion, sex, age or national origin. Such action shall include, but not be limited to, the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; lay-off or termination; rates of pay or other forms of compensation, and selection for training including apprenticeship. The Operator agrees to post in conspicuous places available to employees and applicants for employment, notices to be provided by the contracting officer setting forth the provisions of this non-discrimination clause.

     2. The Operator will, in all solicitations or advertisements for employees placed by or on behalf of the Operator, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, age or national origin.

3. The Operator will send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice, to be provided by the agency or other contracting officer, advising the labor union or worker's representative of the Operator's commitments under Section 202 of Executive Order 11 248 of September 24, 1 965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

     4. The Operator will comply with all provisions of Executive Order 11 246 of September 24, 1 965, and of the rules, regulations and relevant orders of the Secretary of Labor.
5. The Operator will furnish all information and reports required by Executive Order 11246 of September 24, 1 965, and by the rules, regulations and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.

6. In the event of the Operator's noncompliance with the non-discrimination clauses of this contract or with any of such rules, regulations or orders, this contract may be cancelled, terminated or suspended in whole or in part and the Operator may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order 11 246 of September 24, 1 965, or by rule, regulation or order of the Secretary of Labor, or as otherwise provided by law.

          7. The Operator  will include the  provisions of paragraphs 1. through
     7. in every subcontract or purchase order unless exempted by rules, regulations or orders of the


Secretary of Labor issued pursuant to Section 204 of Executive Order 11 246 of September 24, 1 965, 50 that such provisions will be binding upon each subcontractor or vendor. The Operator will take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing such provisions including sanctions for noncompliance; provided, however, that in the event the Operator becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, the Operator may request the United States to enter into such litigation to protect the interests of the United States.

             C Operator certifies that he does not maintain or provide for his employees any segregated facilities at any of his establishments, and that he does not permit his employees to perform their services at any location, under his control, where segregated facilities are maintained. He certifies further that he will not maintain or provide for his employees any segregated facilities at any of his establishments, and that he will not permit his employees to perform their services at any location1 under his control, where segregated facilities are maintained. Operator agrees that a breach of his certification is a violation of the Equal Opportunity Clause in this contract. As used in this certification, the term "segregated facilities" means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation and housing facilities provided for employees which are segregated by explicit directive or are in face segregated on the basis of race, color, religion, sex, age or national origin, because of habit, local custom or otherwise; Operator's policies and practices must assure appropriate physical facilities to both sexes. He further agrees that (except where he has obtained identical certifications from proposed subcontractors for specific time periods) he will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 which are not exempt from the provisions of Equal Opportunity Clause; that he will retain such certifications in his files; and that he will forward the following notice to such proposed subcontractors (except where the proposed subcontractors have submitted identical certifications for specific time periods). NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES. A Certification of Nonsegregated Facilities as required by the May 9, 1967 order on Elimination of Segregated Facilities, by the Secretary of Labor (32 Fed. Reg. 7439, May 19, 1967), must be submitted prior to the award of a subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity Clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually or annually). (1968 MAR.) (Note: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.)

     D. Operator further agrees and certifies that, if the value of any contract or purchase order is $50,000 or more and the Operator has 50 or more employees, Operator will:
1. File a complete and accurate report on Standard Form 100 (EEO-1) with the Joint Reporting Committee, Federal Depot, Jeffersonville, Indiana, within thirty
(30) days of the date of contract award, unless such report has been filed within the twelve (1 2) month period preceding the date of the contract award and otherwise comply with and file such other compliance reports as may be required under Executive Order 11246, as amended, and rules and regulations adopted thereunder.

2. Develop a written affirmative-action compliance program for each of its establishments as required by Title 41, Code of Federal Regulations, Section 60-1.40.

E. If this contract is a subcontract under contract(s) with the United States Government and subject to Executive Order 11701 (Listing of Job Vacancies) and the Regulations promulgated thereunder and/or subject to the Regulations of the United States Government promoting the utilization of minority business enterprises, it incorporates by reference all provisions required by such Regulations to be incorporated in such a subcontract.

EXHIBIT "G"
TAX PARTNERSHIP PROVISIONS ATTACHED TO AND MADE PART OF THAT CERTAIN AGREEMENT DATED AS OF November 1, 1997 by and between Amerada Hess Corporation, Hamar II Associates, LLC, and Saba Petroleum Company.


1.       General Provisions

1.1 Designation of Documents. This exhibit is referred to in, and is a part of that Agreement identified above, and if so provided, a part of any agreement to which the Agreement is an exhibit. Such agreement(s) (including all exhibits thereto, other than this exhibit) shall be hereinafter referred to collectively as the "Agreement"; and this exhibit to the Agreement is hereinafter referred to as the "Exhibit". Except as may be otherwise provided in this Exhibit, terms defined and used in the Agreement shall have the same meaning when used in this Exhibit as in the Agreement.

1.2 Relationship of Parties. The parties to this Agreement shall be hereinafter referred to individually as the "Party" or collectively as the "Parties." The Parties understand and agree that the arrangement and undertakings evidenced by the Agreement, taken together, result in a partnership for purposes of federal income taxation and for purposes of certain state income tax laws which incorporate or follow federal income tax principles as to tax partnerships. Such partnership for tax purposes is hereinafter referred to as the "Tax Partnership." For every other purpose of the Agreement, however, and notwithstanding any other provision of the Agreement, express or implied, to the contrary, the Parties understand and agree that their legal relationship to each other under applicable state law with respect to all property subject to the Agreement is one of tenants in common, or undivided interest owners, or lessee-sublessees and not one of partnership; that the liabilities of the Parties shall be several and not joint or collective; and that each Party shall be solely responsible for its obligations.

1.3 Priority of Provisions. In the event of a conflict or inconsistency, whether direct or indirect, actual or apparent, between the terms and conditions of this Exhibit and the terms and conditions of the Agreement or any other exhibit or any part thereof, the terms and conditions of this Exhibit shall govern and control.

                  1.4 Survivorship.

     (a) Any termination of the Agreement shall not affect the continuing application of the Tax Partnership provisions as necessary for the termination and liquidation of the Tax Partnership.

     (b) Any termination of the Agreement shall not affect the continuing application of the Tax Partnership provisions as necessary to resolve all matters regarding federal and state income tax reporting of the Partnership.
(c) These Tax Partnership provisions shall inure to the benefit of, and be binding upon, the Parties hereto and their successors and assigns.

1.5 Term. The effective date of the Tax Partnership shall be the effective date of the Agreement. The Tax Partnership shall continue in full force and effect from and after such date until termination.

2.       Income Tax Compliance and Capital Accounts

2.1 Tax Returns. The Tax Matters Partner ("TMP") shall prepare and file all required federal and state partnership income tax returns. In preparing such returns the TMP shall use its best efforts and in doing so shall incur no liability to any other Party with regard to such returns. Not less than thirty
(30) days prior to the earlier of the filing date or the due date (including extensions), the TMP shall submit to each Party a copy of the return, as proposed, for review.

2


               2.2 Fair Market Value Capital Accounts. The TMP shall establish and maintain fair market value ("FMV") capital accounts and tax basis capital accounts for each Party. Upon request, the TMP shall submit to each Party along with a copy of any proposed partnership income tax return an accounting of its respective FMV capital accounts as of the end of the tax return period.

    2.3Information Requests. Each Party agrees to furnish to the TMP not later than sixty (60) days before the return due date (including extensions) such information relating to the operations conducted under this Agreement as may be required for the proper preparation of such returns and capital accounts.

3.      Tax Matters Partner

    3.1Tax Matters Partner. The Operator is designated TMP as defined in Section 6231(a)(7) of the Internal Revenue Code of 1986, as amended ("I.R.C."). In the event of any change in the TMP, the Party serving as TMP at the beginning of a given taxable year shall continue as TMP with respect to all matters concerning such year. The TMP and other Parties shall use their best efforts to comply with responsibilities outline in this section and in l.R.C.ss.ss.6222 through 6233 and 6050K (including any Treasury Regulations promulgated thereunder) and in doing so shall incur no liability to any other Party. Notwithstanding the TMP's obligation to use its best efforts in the fulfillment of its responsibilities, the TMP shall not be required to incur any expenses for the preparation for, or pursuance of administrative or judicial proceedings, unless the Parties agree on a method for sharing such expenses.

    3.2Information Request by the TMP. The Parties shall furnish the TMP within two (2) weeks from the receipt of a request from the TMP with such information (including information specified in l.R.C. ss.ss.6230(e) and 6050K) as the TMP may reasonably request to permit it to provide the Internal Revenue Service with sufficient information for purposes of I.R.C. ss.ss.6230(e) and 6050K.

    3.3TMP Agreement with IRS. The TMP shall not agree to any extension of the statute of limitations for making assessments on behalf of any other Party without first obtaining the written consent of that Party. The TMP shall not bind any Party to a settlement agreement in tax audits without obtaining the written concurrence of any such Party.

     Any other Party who enters into a settlement agreement with the Secretary of the Treasury with respect to any partnership items, as defined by
     I.R.C.ss.6231(a) (3), shall notify the other Parties of such settlement agreement and its terms within thirty (30) days from the date of settlement.
               3.4 Inconsistent Treatment of Partnership Item. If any Party intends to file a notice of inconsistent treatment under I.R.C. ss.6222(b), such Party shall, prior to the filing of such notice, notify the TMP of such intent and the manner in which the Party's intended treatment of a partnership item is (or may be) inconsistent with the treatment of that item by the Partnership. Within one (1) week of receipt, the TMP shall remit copies of such notification to other Parties to the Partnership. If an inconsistency notice is filed solely because a Party has not received a Schedule K1 in time for filing of its income tax return, the TMP need not to be notified.

3.5 Requests for Administrative Adjustment. No Party shall file a request pursuant to I.R.C. ss.6227 for an administrative adjustment of partnership items for any Partnership taxable year without first notifying all other Parties and receiving notice of the consent of the other Parties, or lack thereof, from the TMP. The TMP shall promptly notify the requesting Party of this consent or lack thereof If all other Parties agree with the requested adjustment, the TMP shall file the request for administrative adjustment on behalf of the Partnership. If unanimous consent or notice from the TMP is not obtained within thirty (30) days from the date of the requesting Party's notice, or, if shorter, within the period required to timely file the

3

               request for administrative adjustment, any Party, including the TMP, may file a request for administrative adjustment on its own behalf.

               3.6 Judicial Proceedings. Any Party, intending to file a petition under I.R.C. ss.ss.6226, 6228, or any other I.R.C. section with respect to any partnership item, or other tax matters involving the Partnership, shall notify the other Parties, prior to such filing, of the nature of the contemplated proceeding. In the case where the TMP is the Party intending to file such petition, such notice shall be given within a reasonable time to allow the other Parties to participate in the choosing of the forum in which such petition will be filed. If the Parties do not agree on the appropriate forum, then the appropriate forum shall be decided by the affirmative vote of two (2) or more Parties owning at least sixty-five (65) percent in the Joint Lease. Each Party shall have a vote in accordance with its percentage Working Interest in the Partnership for the year under audit. If a majority cannot agree, the TMP shall choose the forum. If a Party intends to seek review of any court decision rendered as a result of such a proceeding such Party shall notify the other Parties prior to seeking such review.

4.      Elections

               4.1 General Elections. For both income tax return and capital account purposes, the Partnership shall elect:

(a)     to deduct currently intangible drilling and development costs ("IDC"),
(b)to use the maximum allowable accelerated tax method and the shortest permissible tax life for depreciation purposes,
(c) to use the accrual method of accounting,
     (d) to report income on a calendar year basis,
     (e) to account for dispositions of depreciable assets under the general asset method to the extent permitted by I.R.C.ss.168(i)(4), (f) to elect to use the cumulative method to compute and report income based on the quantity of Gas taken under the Agreement, and (g) adjust the basis of partnership property, in the case of a distribution of property, in the manner provided in I.R.C.ss.734 and, in the case of a transfer of a partnership interest, in the manner provided in I.R.C.ss.743. In the case of a distribution of property pursuant to I.R.C.ss.734, the TMP shall adjust all tax basis capital accounts. In the case of a transfer of a partnership interest pursuant to I.R.C.ss.743, the acquiring Party shall establish and maintain its tax basis capital account. 4.2 Depletion. Solely for FMV capital account purposes, depletion shall be calculated by using simulated percentage depletion within the meaning of Treas. Reg. ss.1.704.1
     (b)(2)(iv)(k)(2).
               For purposes of a simulated percentage depletion calculation:

(a) All operating mineral interests shall be treated as one property; (b)The depletion rate shall be the rate specified in I.R.C. ss.613A(c)(1); and (c)The 50 percent of taxable income from the property limitation shall not be applied.


                  If the simulated percentage depletion method is not permitted, then the Parties agree that simulated cost depletion, that is, cost depletion as determined under the principles of I.R.C. ss.612 and based upon the adjusted FMV capital account basis of each Lease (rather than adjusted tax basis), shall be used. Solely for purposes of this calculation, remaining reserves shall be as determined by the TMP.

4.3 Electing Out under I.R.C. ss.761(a). The IMP shall notify all Parties of an intended election to be excluded from the application of Subchapter K of Chapter 1 of the Internal Revenue Code not less than sixty (60) days before the earlier of the filing date or the due date (including extensions) for the federal partnership income tax return. Any Party that does not consent shall provide the TMP with written objection within thirty (30) days of receipt of such notice.

4

     4.4 Other Elections or Consents. Any election other than those referenced above must be approved by the affirmative vote of the Parties in accordance with the voting procedure provided in the Agreement.

    5. Capital Contributions and FMV Capital Accounts

               5.1 Capital Contributions. The respective capital contributions of each Party to the Partnership shall be (a) each Party's interest in the oil and gas lease(s), including all associated lease and well equipment, committed to this Partnership, and (b) all amounts of money paid by each Party in connection with the acquisition, exploration, development and operation of the lease(s), and all other costs characterized as contributions or expenses borne by such Party under the Agreement. The contribution of the leases and any other properties committed to this Partnership shall be made by each Party's agreement to hold legal title to its interest in such leases or any other properties as nominee of this Partnership.

5.2 FMV Capital Accounts. The FMV capital accounts shall be maintained in Treasury Regulations ss.1.704-1 and shall be increased and accordance with decreased as follows:

                  (a) The FMV capital  accounts  shall be increased  by: (i) the amount of money and the fair market value of any property contributed by each Party, respectively, to the Partnership (net of liabilities assumed by the Partnership or to which the contributed property is subject); (ii) that Party's Sec. 6.1 allocated share of Partnership income and gains, or items thereof; and (iii) that Party's share of I.R.C. ss.705(a)(1)(B) and (C) items.

                  (b) The FMV capital  accounts  shall be decreased  by: (i) the amount of money and the fair market value of property distributed to each Party (net of liabilities assumed by such Party or to which the property is subject); (ii) that Party's Sec. 6.1 allocated share of Partnership loss and deductions, or items thereof; and (iii) that Party's share of I.R.C. ss.705(a)(2)(B) and I.R.C. ss.709 nondeductible and nonamortizable items.

     "Fair market value" when it applies to property contributed by a Party to the Partnership shall be assumed to equal the adjusted basis of that property, as defined in I.R.C.ss.1011, unless the Parties agree otherwise as indicated on a separate schedule attached hereto and made a part hereof.
     5.3 FMV Capital Account Revaluation. The FMV capital accounts will be revalued to reflect revaluation of partnership property pursuant to Treas. Reg.ss.1.704-1 (b) (2) (iv) (f) in accordance with the procedure set forth in Sec. 4.4.
    6. Partnership Allocations

     6.1 FMV Capital Account Allocations. Each item of income, gain, loss or deduction shall be allocated to each Party as follows:

(a) Actual or deemed income from the sale, exchange, distribution or other disposition of production shall be allocated to the Party entitled to such production or the proceeds from the sale of such production. The amount of income from the sale of and fair market value of production taken in kind by the Parties are deemed to be identical; accordingly', such items may be omitted from the adjustments made to the Parties' FMV capital accounts.

     (b) Exploration cost, IDC, operating and maintenance cost shall be allocated to each Party in accordance with its respective contribution, or obligation to contribute, to such cost.
(c) Depreciation shall be allocated to each Party in accordance with its contribution, or obligation to contribute, to such cost.

5

               (d) Simulated depletion shall be allocated to each Party in accordance with its FMV capital account adjusted basis in each oil and gas property.

               (e) Loss (or simulated loss) upon the sale, exchange, distribution, abandonment or other disposition of depreciable or depletable property shall be allocated to the Parties in the ratio of their respective FMV capital account adjusted basis in the depreciable or depletable property.

               (f) Gain (or simulated gain) upon the sale, exchange, distribution, or other disposition of depreciable or depletable property shall be allocated to the Parties so that the FMV capital account balances of the Parties will most closely reflect their respective percentage or fractional interests under the Agreement. However, as provided in Treas. Reg. ss.1.704-1
               (b)(4)(v) for oil and gas properties, the amount realized is allocated as follows: (i) First, an amount that represents recovery of adjusted simulated depletion basis is allocated (without being credited to the capital accounts) to the Parties in the same proportion as the aggregate simulated depletion basis was allocated to such Parties under Sec. 5.2; (ii) Next, from the remainder of the amount realized, if any, an amount up to any remaining pre-contribution gain under I.R.C. ss.704(c), but only to the extent not included in the allocation under the first allocation step, is allocated to the Parties having contributed the respective property; (iii) Finally, any amount of realization remaining after these allocations under (i) and (ii) is allocated in accordance with the first sentence of this Sec.
               6.1(f).

          (g) Costs or expenses of any other kind shall be allocated to each Party in accordance with its respective contribution, or obligation to contribute, to such costs or expenses.
          (h) Any other income item shall be allocated to the Parties in accordance with the manner in which such income is realized by each Party.
    6.2 Tax Returns and Tax Basis Capital Account Allocations

               (a) Unless otherwise expressly provided herein the allocations of Partnership items of income, gain, loss or deduction for tax return and tax basis capital account purposes shall be the same as those contained in Sec. 6.1. However, the Partnership's gain or loss on the taxable disposition of a Partnership property in excess of the gain or loss under Sec. 6.1, if any, is allocated to the contributing Party to the extent of such Party's pre-contribution gain or loss.

               (b) The Parties recognize that under I.R.C. ss.613A(c)(7)(D), the depletion allowance is to computed separately by each Party. For this purpose, each Party's share of the adjusted tax basis of each oil and gas property shall be equal to its contribution to the adjusted tax basis of such property.

          (c) The Parties recognize that under I.R.C.ss.613A(c)(7)(D) the computation of gain or loss on the taxable disposition of an oil or gas property is to be computed separately by each Party. (d) Depreciation shall be allocated to each Party in accordance with its contribution to the adjusted tax basis of the depreciable asset.

          (e) Any recapture of depreciation, IDC, and any other item of deduction or credit shall, to the extent possible, be allocated among the Parties in accordance with their sharing of the depreciation, IDC, or other item of deduction or credit which is recaptured.
(f) Any recapture of depletion shall be computed separately by each Party, in accordance with its depletion allowance computed pursuant to Sec. 6.2(b).

6
          (g) For Partnership properties with FMV capital account values different from their adjusted tax bases, the Parties intend that the allocations described in this Sec. 6.2 constitute a "reasonable method" of allocating gain or loss under Treas. Reg.ss.1.704-3(a)(1).
          (h) The income attributable to take-in-kind production will not be reflected on the tax return. 7 Termination and Liquidating Distributions
          7.1 Termination of the Tax Partnership. Termination shall occur on the earlier of the events described in I.R.C.ss.ss.708(b)(1)(B) or708(b)(1)(A).
(a) Termination Under I.R.C. ss.708(b)(1~(B). Upon termination under I.R.C. ss.708(b)(1)(B), each Party's FMV capital account shall be adjusted as provided for in Treas. Reg. ss.1.704-1 (b)(2)(iv)(1) and Sec. 7.3. The distributions provided for in Sections 7.2 through 7.4 shall be deemed to have occurred, with the Partnership money and properties deemed contributed to a new Partnership, the terms of which are identical to those contained in this Exhibit.

(b) Termination Under I.R.C. ~708(b~(1)(A). Upon termination under I.R.C. ss.708(b)(1)(A), the business shall be wound-up and concluded, and the assets shall be distributed to the Parties as described below by the end of such calendar year (or, if later, within ninety (90) days after the date of such termination). The assets shall be valued and distributed to the Parties in the order provided in Sections 7.2 through 7.4.

          7.2 Reversion. First, all money representing unexpended contributions by any Party and any property where no interest has been earned in that property under the agreement by any other Party shall be returned to the contributor.
7.3 Balancing. Second, the FMV capital accounts of the Parties shall be determined under this Sec. 7.3 The TMP shall take the actions specified under this Sec. 7.3 in order to cause the ratio of the Parties' FMV capital accounts to reflect as closely as possible their Working Interests under the Agreement. The ratio of a Party's FMV capital account is represented by a fraction, the numerator of which is the Party's FMV capital account balance and the denominator of which is the sum of all Parties' FMV capital account balances. Such actions are hereafter referred to as "balancing the FMV capital accounts," and when completed, the FMV capital accounts of the Parties shall be referred to as being "balanced." The manner in which the FMV capital accounts of the Parties are to be balanced under this Sec. 7.3 shall be determined as follows:

               (a)The fair market value of all Partnership properties shall be determined and the gain or loss for each property, which would have resulted if sold at such fair market value, shall be allocated in accordance with Sec. 6.1(e) and (f). If thereafter any Party has a negative FMV capital account balance, that is, a balance' less than zero, in accordance with Treas. Reg. ss.1.704-1 (b)(2)(ii)(b)(3) such Party is obligated to contribute an amount of money to the Partnership sufficient to achieve a zero balance FMV capital account (the "Deficit Make-Up Obligation"). Moreover, any Party may contribute an amount of money to the Partnership to facilitate the balancing of the FMV capital accounts. If after these adjustments, FMV capital accounts are not balanced, Sec. 7.3(b) or (c) shall apply.

(b) If all the Parties consent, any money or an undivided interest in certain selected properties shall be distributed to one or more Parties as necessary for the purpose of balancing the FMV capital accounts.

(c) Unless (b) above applies, an undivided interest in each and every property shall be distributed to one or more Parties in accordance with the ratios of their positive FMV capital accounts.

7


               (d) If a property is valued under (a) above or distributed pursuant to (b) or (c) above, the fair market value of the property shall be agreed to by the Parties. In the event all of the Parties do not reach agreement as to the fair market value of property, the TMP shall cause a nationally recognized independent engineering firm to prepare an evaluation of fair market value of such property.

    7.4Final Distribution. Third, after the FMV capital accounts of the Parties have been adjusted, 'pursuant to Sec. 7.3 above, all remaining property and interests then held by the Partnership shall be distributed to the Parties in accordance with their positive FMV capital account balances.

8. Transfers, Indemnification, Correspondence and Amendments 8.1 Transfers of Partnership Interests. Transfers of partnership interests shall be governed by the Agreement. A party transferring its interest, or any part thereof, shall notify the TMP in writing within two (2) weeks of such transfer.
8.2 Indemnification. This agreement does not include any indemnification provisions to protect Parties against any harm caused by an I.R.C. ss.708(b)(1)(B) termination. If the Parties desire indemnification provisions, a separate indemnification agreement should be drafted.

8.3 Correspondence. All correspondence relating to the preparation and filing of the Partnership's income tax returns and capital accounts shall be forwarded to the Parties in accordance with the Article on notices contained in the Agreement, and the mailing address used for each Party shall be the address provided for that Party in that Article on notices contained in the Agreement, unless the Party requests in a written notice to the TMP that a different address be used for tax matters only.

EXHIBIT "H"

               Attached to and made a part of that certain Operating Agreement dated November 1, 1997 by and between Amerada Hess Corporation, Hamar II Associates, LLC, and Saba Petroleum Company.


MEMORANDUM OF OPERATING AGREEMENT
AND FINANCING STATEMENT

1.0 This Memorandum of Operating Agreement and Financing Statement ("Memorandum") is made this day of __________, 1997 by and between Amerada Hess Corporation ("AHC"), a Delaware corporation, Hamar II Associates, LLC, ("HAMAR"), collectively referred to herein as the "Parties".

2.0 The Parties hereto have entered into an Operating Agreement, effective the 1st day of November 1, 1997, which provides for the development and production of crude oil, natural gas and associated substances from the lands described in Exhibit "A" attached hereto (the "Contract Area"), and designating AHC as Operator to conduct such operations.

3.0 The Operating Agreement provides for certain liens and/or security interests to secure payment by the Parties of their respective share of costs under the Operating Agreement. The Operating Agreement contains an Accounting Procedure along with other provisions which supplement the lien and/or security interest provisions, including non-consent clauses which provide that Parties who elect not to participate in certain operations shall be deemed to have relinquished their interest until the consenting Parties are able to recover their costs of such operations plus a specified amount. Should any person or firm desire additional information regarding the Operating Agreement or wish to inspect a copy of the Operating Agreement, said person or firm should contact the Operator at the following address:

Drilling Operator: Initial Test and Substitute Test

                  Hamar II Associates, LLC
                  214 West Aliso Street
                  Ojai, CA 93023

Operator, Production and all Subsequent Wells

                  Amerada Hess Corporation
                  500 Dallas Street
                  One Allen Center
                  Houston, Texas 77002

     4.0 The purpose of this Memorandum is to more fully describe and secure the liens and/or security interests provided for in the Operating Agreement, and to place third parties on notice thereof.

     5.0 In consideration of the mutual rights and obligations of the Parties hereunder, the Parties hereto have agreed as follows:
     5.1 The Operator will conduct, direct and have full control of all Operations on the Contract Area as permitted and required by, and within the limits of, the Operating Agreement.
5.2 Each Non-Operator has granted to the Operator (i) a lien upon its oil and gas rights in the Contract Area, and (ii) a security interest in its share of oil and/or gas when extracted and its interest in all equipment, to secure payment of its share of expenses, together with interest thereon at the rate provided in the Accounting Procedure referred to in Paragraph 3.0 above. To the extent that the Operator has a security interest under the Uniform Commercial Code ("UCC") of the state, the Operator is entitled to exercise the rights and remedies of a secured party under the UCC. The bringing of a suit and the obtaining of judgment by the Operator for the secured indebtedness is not deemed to be an election of remedies, nor does it otherwise affect the rights or security interest for the payment thereof

     5.3 If any Non-Operator fails to pay its share of costs when due, the Operator may require other Non-Operators to pay their proportionate part of the unpaid share, whereupon the other Non-Operators will be subrogated to Operator's lien and security interest. 5.4 The Operator has granted to Non-Operators a lien and security interest equivalent to that granted to the Operator as described in Paragraph 5.2 above, to secure payment by the Operator of its own share of costs when due.

     6.0 For purposes of protecting said liens and security interests, the Parties hereto agree that this Memorandum shall cover all right, title and interest of the debtor(s) in:
6.1      The following property is subject to a security interest:

     A. All personal property located on, or used in connection with, the Contract Area.
B. All fixtures on the Contract Area.

C. All oil, gas and associated substances of value in, on or under the Contract Area which may be extracted therefrom.

     D. All accounts resulting from the sale of the substances described in subparagraph C. at the well head of every well located on the Contract Area or on lands pooled therewith.
E. All items used, useful or purchased for the production, treatment, storage, transportation, manufacture or sale of the substances described in subparagraph C.

F. All accounts, contract rights, rights under any gas balancing agreement, general intangibles, equipment inventory, farmout rights, option farmout rights, acreage and/or cash contributions, and conversion rights, whether now owned or existing or hereafter acquired or arising, including but not limited to all interest in any partnership, limited partnership, association, joint venture, or other entity or enterprise that holds, owns, or controls any interest in the Contract Area or in any property encumbered by this Memorandum.

G. All severed and extracted oil, gas and associated substances now or hereafter produced from or attributable to the Contract Area, including without limitation oil, gas and associated substances in tanks or pipelines or otherwise held for treatment, transportation, manufacture, processing or sale.

     H. All the proceeds and products of the items described in the foregoing paragraphs now exiting or hereafter arising, and all substitutions therefor, replacements thereof, or accessions thereto. I. All personal property and fixtures now and hereafter acquired in furtherance of the purposes of this Operating Agreement. Certain of the above-described items are or are to become fixtures on the Contract Area.

J.       The proceeds and products of collateral are also covered.

               6.2         The following property is subject to a lien:

     A. All real property within the Contract Area, including all oil, gas and associated substances of value in, on or under the Contract Area which may be extracted therefrom.
B. All fixtures within the Contract Area.

C. All real property and fixtures now or hereafter acquired in furtherance of the purposes of this Operating Agreement.

    7.0The above items will be financed at the well head of the well or wells located on the Contract Area, and this Memorandum is to be filed of record in the real estate records of the county or counties in which the Contract Area is located, and in the UCC records of the state in which the Contract Area is located, and in the UCC records of the state in which the Contract Area is located. All Parties who have executed the Operating Agreement are identified on Exhibit "A".

    8.0On default of any covenant or condition of the Operating Agreement, in addition to any other remedy afforded by law or the practice of this state, each Party to the Operating Agreement and any successor to such Party by assignment, operation of law, or otherwise, shall have, and is hereby given and vested with, the power and authority to take possession of and sell any interest which the defaulting Party has in the subject lands and to foreclose this lien in the manner provided by law.

    9.0Upon request at expiration of the subject Operating Agreement and the satisfaction of all debts, the Operator shall file of record a release and termination on behalf of all Parties concerned. Upon the filing of such release and termination, all benefits and obligations under this Memorandum shall terminate as to all parties who have executed or ratified this Memorandum. In addition, the Operator shall have the right to file a continuation statement on behalf of all Parties who have executed or ratified this Memorandum.

    10.0 It is understood and agreed by the Parties hereto that if any part, term, or provision of this Memorandum is held by the courts to be illegal or in conflict with any law of the state where made, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Memorandum did not contain the particular part, term or provision held to be invalid.

    11.0 This Memorandum shall be binding upon and shall inure to the benefit of the Parties hereto and to their respective heirs, devisees, legal representatives, successors and assigns. The failure of one or more persons owning an interest in the Contract Area to execute this Memorandum shall not in any manner affect the validity of the Memorandum as to those persons who have executed this memorandum.

     12.0 A Party having an interest in the Contract Area can ratify this memorandum by execution and delivery of any instrument of ratification, adopting and entering into this memorandum, and such ratification shall have the same effect as if the ratifying Party had executed this Memorandum or a counterpart thereof. By execution or ratification of this Memorandum, such Party hereby consents to 2 its ratification and adoption by any Party who may have or may acquire any interest in the Contract Area.
               13.0 This Memorandum may be executed or ratified in one or more counterparts, and all of the executed or ratified counterparts shall together constitute one instrument. For purposes of recording, only one copy of this memorandum with individual signature pages attached thereto needs to be filed of record.

    This Memorandum shall apply to each of Hamar II Associates, LLC and Amerada Hess Corporation in its respective capacity as Operator or Non-Operator, as the case may be.

14.0 Mark A. Nahabedian, Rodney C. Hill, Rodney C. Hill, A Professional Corporation have signed this agreement solely for purpose of expressing their respective consents to this agreement. Neither of such signatories assumes any personal liability or obligation, or shall derive individually any rights, under this agreement.


AMERADA HESS CORPORATION
By (signature)
J.Y. CHRISTOPHER
Type or print name

Title: ATTORNEY-IN-FACT



HAMAR II ASSOCIATES. LLC

By (signature)
MARK A. NAHABEDIAN

Type or print name

INDIVIDUALLY AND AS A MEMBER

RODNEY C. HILL
A PROFESSIONAL CORPORATION


By (signature)
RODNEY C. HILL
Type or print name

Title INDIVIDUALLY AND ON BEHALF OF RODNEY C.
HILL
A PROFESSIONAL CORPORATION



SABA PETROLEUM COMPANY
By (signature)
Ilyas Chaudhary

EXHIBIT "I"

Attached to and made a part of that certain Operating Agreement dated November 1, 1997 by and between Amerada Hess Corporation, Hamar II Associates, LLC, and Saba Petroleum Company.


AMERADA HESS CORPORATION
500 Dallas Street
Houston. TX 77002

P.O. Box 2040
Houston. TX 77252

Attention: KEITH WAGNER
              (713) 609-5556


DAILY PROGRESS REPORTS TO BE TELECOPIED TO For Amerada Hess Corporation:

AMERADA HESS CORPORATION

Attention: SUSAN LEE
              (713) 609-5469
              Telecopier: (713) 609-5609

--------------------------------------------------------------------------------------------------- ----------------------
State & Federal Government Reports, Plats & Applications                                            1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Well Prognosis                                                                                      1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Daily Progress Report                                                                               1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Electric Wireline Log Surveys (Field Print) (Also Fax)                                              2
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Wireline Log Surveys (Final, Paper Print)                                                           4
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Wireline Log Surveys-Composite Film & Tape (6250 BPI LIS)                                           1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Mud Logs (Field Copy-Fax Daily)                                                                     1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Mud Logs (Final Print)                                                                              4
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Reports-DST, Core,Sample,Geological,Paleo,Directional Surveys                                       2
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Phone Call Prior to DST,Cores,Logging,Testing,Plugging                                              X
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Samples Cuttings (Washed & Dried)                                                                   1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Core Slab                                                                                           1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Fluid Sample                                                                                        1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Fluid Analysis                                                                                      2
--------------------------------------------------------------------------------------------------- ----------------------

EXHIBIT "I"

Attached to and made a part of that certain Operating Agreement dated November 1, 1997 by and between Amerada Hess Corporation, Hamar II Associates, LLC, and Saba Petroleum Company.

FOR HAMAR II ASSOCIATES



Hamar II Associates
Attn Sam Briglio
214 W. Aliso St. OJai, Cal 93023
(805) 646-4276 Fax (805) 646-3476

Same as above

--------------------------------------------------------------------------------------------------- ----------------------
State & Federal Government Reports, Plats & Applications                                            1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Well Prognosis                                                                                      1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Daily Progress Report                                                                               1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Electric Wireline Log Surveys (Field Print) (Also Fax)                                              2
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Wireline Log Surveys (Final, Paper Print)                                                           4
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Wireline Log Surveys-Composite Film & Tape (6250 BPI LIS)                                           1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Mud Logs (Field Copy-Fax Daily)                                                                     1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Mud Logs (Final Print)                                                                              4
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Reports-DST, Core,Sample,Geological,Paleo,Directional Surveys                                       2
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Phone Call Prior to DST,Cores,Logging,Testing,Plugging                                              X
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Samples Cuttings (Washed & Dried)                                                                   1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Core Slab                                                                                           1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Fluid Sample                                                                                        1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Fluid Analysis                                                                                      2
--------------------------------------------------------------------------------------------------- ----------------------

EXHIBIT "I"

Attached to and made a part of that certain Operating Agreement dated November 1, 1997 by and between Amerada Hess Corporation, Hamar II Associates, LLC, and Saba Petroleum Company.

FOR SABA PETROLEUM COMPANY


ATTN. Mr. Ilyas Chadaury
3201 Airport Drive Suite 201
 Santa Maria California 93455
 (805) 347-8700
 Fax (805) 347-1072



Same as above

--------------------------------------------------------------------------------------------------- ----------------------
State & Federal Government Reports, Plats & Applications                                            1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Well Prognosis                                                                                      1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Daily Progress Report                                                                               1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Electric Wireline Log Surveys (Field Print) (Also Fax)                                              2
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Wireline Log Surveys (Final, Paper Print)                                                           4
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Wireline Log Surveys-Composite Film & Tape (6250 BPI LIS)                                           1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Mud Logs (Field Copy-Fax Daily)                                                                     1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Mud Logs (Final Print)                                                                              4
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Reports-DST, Core,Sample,Geological,Paleo,Directional Surveys                                       2
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Phone Call Prior to DST,Cores,Logging,Testing,Plugging                                              X
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Samples Cuttings (Washed & Dried)                                                                   1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Core Slab                                                                                           1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Fluid Sample                                                                                        1
--------------------------------------------------------------------------------------------------- ----------------------
--------------------------------------------------------------------------------------------------- ----------------------
Fluid Analysis                                                                                      2
--------------------------------------------------------------------------------------------------- ----------------------

                                   EXHIBIT "C"
       ATTACHED TO AND MADE A PART OF THAT CERTAIN PARTICIPATION AGREEMENT
          BETWEEN AMERADA HESS CORPORATION AND HAMAR II ASSOCIATES, LLC
                             DATED NOVEMBER 1, 1997
COST ESTIMATE & AUTHORITY FOR EXPENDITURE

                             DATE: November 10, 1997

OPERATOR:  Hamar II Associates, LLC
LEASE & WELL NO.  Behemoth 1-22                               FIELD OR AREA:
LOCATION:  SE/4 of Sec. 22, T22N, R5W, MDB&M
COUNTY:  Glenn                      STATE:  California                          PROJECTED TD:  8500'

DIRECTIONAL TARGETS:  Straight Hole
Classification:  Exploratory  (X)  Development  ( ) Oil (X)  Gas (X)  THIS IS AN
ESTIMATE ONLY AND THERE IS NO  GUARANTEE,  EITHER  EXPRESS OR IMPLIES,  THAT THE
ACTUAL COSTS WILL BE EQUAL TO, LESS OR GREATER THAN THOSE ESTIMATED.


                                      ---------------- ---------------- ---------------
TANGIBLE LEASE & WELL EQUIP.                 DRILLING       COMPLETION           TOTAL                     REMARKS
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
1.  Surface Csg. & Cond.                      $28,000                          $28,000  800' of 16", 65#, H-40, ST&C
                                                                                        ----------------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
2.  Inter. Csg. & Lng.                       $130,000                         $130,000  6000" of 8-5/8", 40#, 43.5#, 47#, J&N
                                                                                        -------------------------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
3.  Production Csg. & Lnr.                                     $85,000         $85,000  8500" of 5-1/2" 17#, N-80 & P-110
                                                                                        ---------------------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
4.  Tubing                                                     $34,000         $34,000  8500" of 2-7/8", 6.5#, J-55, EUE, tubing
                                                                                        ----------------------------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
5.  Wellhead                                                   $30,000         $30,000  10,000# WP
                                                                                        ----------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
6.  Flow Line                                                  $10,000         $10,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
7.  Process & Storage Equip.                                   $50,000         $50,000  Heater/Separator/Dehy/Tank
                                                                                        --------------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
8.  Packers, Anchors, Misc.                                    $10,000         $10,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
          Total Lease & Well Equip.          $158,000         $219,000        $377,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------

Intangibles
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
1.a.  Footage         ft. @ $                                                       $0
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   b.  Mobilization                          $100,000                         $100,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   c.  Daywork 32 Days @ $7000               $224,000                         $224,000  Including abandonment or running casing
                                                                                        ---------------------------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   d.  Service Rig - Compl.                                    $20,000         $20,000  8 days @ $2,500/day
                                                                                        -------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   e.  Water                                   $6,000                           $6,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   f.  Mud & Chemicals                       $150,000          $15,000        $165,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   g.  Mud Conditioning                       $21,000                          $21,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
2.a.  Operators Overhead                                                            $0
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   b.  Engineering Supervision                $29,000           $9,000         $38,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   c.  Mud Log                                $24,000                          $24,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   d.  Wireline Surveys                       $50,000           $5,000         $55,000  AIT/Sonic/Neutron/Density: CBL/NL
                                                                                        ---------------------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   f.  County Use Permits                      $3,000                           $3,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   g.  Legal,Insurance,DOG Bond               $35,000                          $35,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
3.a.  Cement & Service                        $60,000          $25,000         $85,000  Including abandonment
                                                                                        ---------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   b.  Floating Equipment                      $5,000           $2,000          $7,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   c.  Welding                                 $3,000           $1,000          $4,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   d.  Handling Csg. & D.P.                   $25,000          $10,000         $35,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
4.  Perforating                                                $30,000         $30,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
5.a.  Location & Roads                        $50,000          $10,000         $60,000  Wet weather location
                                                                                        --------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   b.  Transp. & Freight                      $50,000           $8,000         $58,000  Including mud disposal
                                                                                        ----------------------
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   c.  Roustabout Labor                        $5,000           $1,000          $6,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   d.  Lodging & Meals                         $3,000           $2,000          $5,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
6.a.  Bits                                    $80,000           $2,000         $82,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   b.  Rental Tools                           $30,000           $8,000         $38,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   c.  Coring                                 $30,000                          $30,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
   d.  Contingencies                         $100,000          $97,000        $197,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
             Total Intangibles             $1,083,000         $245,000      $1,328,000
                                      ---------------- ---------------- ---------------
                                      ---------------- ---------------- ---------------
                   Total                   $1,241,000         $464,000      $1,705,000
                                      ---------------- ---------------- ---------------
Grand Total - $1,705,000 to Salesline, not including pipeline.

IRANI ENGINEERING